ECR 2005-4
COMPUTATIONAL MATERIALS

__________________________________________________________________________________________________

TERM SHEET

October 26, 2005

$572,500,000 (+/- 10%)

(Approximate)

ENCORE CREDIT RECEIVABLES TRUST 2005-4

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

ENCORE CREDIT CORP.

Seller

ENCORE CREDIT CORP. and BRAVO CREDIT CORPORATION

Mortgage Originators

**Subject to Revision**

Encore Credit Receivables 2005-4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).  The Information contained herein is preliminary and subject to change.  The Information does not include all of the information required to be included in the final prospectus relating to the securities.  As such, the Information may not reflect the impact of all structural characteristics of the securities.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB syndicate desk or from the Commission’s website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please contact the CSFB Syndicate Desk at (212) 325-8549 for additional information.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Structure Summary

Offered Certificates

Class(3)	Approx. Class Size ($)	Tranche Type	Expected Ratings S/M/D(1)	Expected WAL (YRS)(2)	Expected Credit Enhancement Percentage	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
2-A-1	206,524,000	FLT/SEN/SEQ	AAA/Aaa/AAA	1.00	22.40%	1	23
2-A-2	45,851,000	FLT/SEN/SEQ	AAA/Aaa/AAA	2.00	22.40%	23	26
2-A-3	107,985,000	FLT/SEN/SEQ	AAA/Aaa/AAA	2.95	22.40%	26	75
2-A-4	27,640,000	FLT/SEN/SEQ	AAA/Aaa/AAA	6.37	22.40%	75	77
M-1	38,500,000	FLT/MEZ	AA+/Aa1/AA (high)	4.97	18.55%	50	77
M-2	35,500,000	FLT/MEZ	AA/Aa2/AA	4.66	15.00%	45	77
M-3	24,000,000	FLT/MEZ	AA/Aa3/AA	4.50	12.60%	43	77
M-4	17,500,000	FLT/MEZ	A+/A1/A (high)	4.43	10.85%	42	77
M-5	17,000,000	FLT/MEZ	A+/A2/A (high)	4.38	9.15%	40	77
M-6	15,000,000	FLT/MEZ	A/A3/A	4.34	7.65%	40	77
M-7	15,500,000	FLT/MEZ	BBB+/Baa1/BBB (high)	4.31	6.10%	39	77
M-8	11,500,000	FLT/MEZ	BBB+/Baa2/BBB (high)	4.29	4.95%	38	77
M-9	10,000,000	FLT/MEZ	BBB-/Baa3/BBB (low)	4.27	3.95%	38	77
Non-Offered Certificates
1-A	388,000,000	FLT/SEN/PT	AAA/Aaa/AAA	2.07	22.40%	1	77
M-10	5,500,000	FLT/MEZ	BBB-/Ba1/BBB (low)	4.27	3.40%	38	77
M-11	10,000,000	FLT/MEZ	BB+/Ba2/BB (high)	4.25	2.40%	37	77
M-12	16,000,000	FLT/MEZ	BB/NR/BB	3.80	0.80%	37	75
Total	992,000,000

(1)

Standard & Poor’s, Moody’s and Dominion Bond Ratings Service, Inc.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

Each class of certificates will accrue interest at a rate of 1 month LIBOR plus a margin, subject to the related Net WAC Rate.  After the first Distribution Date on which the optional clean-up call is exercisable, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase to 1.5 times.

Summary of Terms

Cut-off Date:	The later of (i) October 1, 2005 and (ii) the date of origination of such Mortgage Loan.
Expected Pricing Date:	On or about October 28, 2005
Mortgage Originators:	Encore Credit Corp. and Bravo Credit Corporation
Issuer:	Encore Credit Receivables Trust 2005-4
Depositor:	Asset Backed Securities Corporation
Seller:	Encore Credit Corp.
Expected Settlement:	On or about November 10, 2005 (the “Closing Date”)
Legal Final Maturity:	January 2036
Master Servicer:	CitiMortgage, Inc. (S&P: Not Published / Moody’s: SQ2 / Fitch: RMS1-)
Servicer:	Encore Credit Corp.
Subservicer:	Option One Mortgage Corporation (S&P: Strong / Moody’s: SQ1 / Fitch: RPS1)
Trustee and Custodian:	Deutsche Bank National Trust Company
Securities Administrator:	CitiBank, N.A.
Loan Performance Advisor:

MortgageRamp, LLC, as Loan Performance Advisor for the trust, will monitor the performance of the Mortgage Loans included in the trust and make recommendations to the Subservicer regarding certain delinquent and defaulted Mortgage Loans. The Loan Performance Advisor will rely upon Mortgage Loan data provided by the Subservicer to perform its monitoring and advisory functions.

Co-Lead Underwriters:	Credit Suisse First Boston LLC and Countrywide Securities Corporation
Co-Managers:	Bear, Stearns & Co. Inc., UBS Securities LLC and Wachovia Capital Markets, LLC
Record Date:	With respect to any Distribution Date and each class of Class A and Class M Certificates, the Record Date will be the business day immediately preceding the related Distribution Date.
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in November 2005.
Interest Accrual:

Interest on each class of Class A and Class M Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the related Distribution Date (or in the case of the first accrual period, from the Closing Date to the day preceding the first Distribution Date).  Interest will be paid on the basis of the actual number of days in the related accrual period and a 360-day year.  The Class A and Class M Certificates will settle flat and will have no payment delay.

ERISA:	The Offered Certificates are expected to be ERISA eligible as of the Closing Date.
SMMEA:	The Class A, Class M-1, Class M-2 and Class M-3 Certificates will constitute “mortgage related securities” for purposes of SMMEA.
Tax Status:	Multiple REMICs for federal income tax purposes
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the Mortgage Loans.
Form of Registration:	Book-entry form through DTC, Clearstream or Euroclear
Minimum Denomination:	$100,000 and integral multiples of $1 in excess
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Pricing Speed:

Fixed Rate Mortgage Loans:

100% PPC assumes 20% HEP (i.e., prepayments start at 2% CPR in month 1, and increase by 2% CPR each month to 20% CPR in month 10, and remain constant at 20% CPR thereafter).

2/28, 1/29 and 6 Mth LIBOR Adjustable Rate Mortgage Loans:

100% PPC assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, increasing to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, in month 29 decreasing 1/11th of 28% CPR for each month to 32% CPR in month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.

3/27 and 5/25 Adjustable Rate Mortgage Loans:

100% PPC assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, increasing to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, in month 41 decreasing 1/11th of 28% CPR for each month to 32% CPR in month 52 and remaining constant at 32% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.

Class A Certificates:	Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates
Class 2-A Certificates:	Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates
Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Certificates
Group 1 Certificates:	Class 1-A Certificates
Group 2 Certificates:	Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates
Offered Certificates:	Class 2-A Certificates and the Class M Certificates (other than the Class M-10, Class M-11 and Class M-12 Certificates)
Class P Certificates:

Any prepayment charges collected on the Mortgage Loans will be paid to the holders of the Class P Certificates which are not offered, and such amounts will not be available for distributions on the Class A Certificates or the Class M Certificates.  The Class P Certificates will have an initial certificate principal balance of $100.

Mortgage Loans:

The collateral tables included in these computational materials represent an initial pool of adjustable and fixed rate, first lien, closed-end, residential mortgage loans with scheduled principal balances as of the Cut-off Date (the “Initial Mortgage Loans”).  It is expected that (a) additional mortgage loans will be included in the trust on or prior to the Closing Date and (b) certain mortgage loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.  The characteristics of the Mortgage Loans may vary from the characteristics of the Initial Mortgage Loans described herein, although any such difference is not expected to be material.  For the purpose of calculating interest and principal on the Class A Certificates, the Mortgage Loans will be divided into two loan groups, designated as Group 1 and Group 2.

As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans totaled approximately $842,655,513, of which: (i) approximately $474,953,819 are adjustable and fixed rate mortgage loans with principal balances that conform to principal balance limits of Fannie Mae and Freddie Mac (the “Group 1 Initial Mortgage Loans”) and (ii) approximately $367,701,694 are adjustable and fixed rate mortgage loans with principal balances that may or may not conform to principal balance limits of Fannie Mae and Freddie Mac (the “Group 2 Initial Mortgage Loans”).

On or prior to the Closing Date, additional adjustable and fixed rate mortgage loans with an aggregate principal balance of approximately [$157,344,487] as of the Cut-off Date will be deposited into the trust (the “Additional Mortgage Loans”), of which: (x) approximately [$25,046,181] will be allocated to Group 1 (the “Group 1 Additional Mortgage Loans”) and (y) approximately [$132,298,306] will be allocated to Group 2 (the “Group 2 Additional Mortgage Loans”).

The “Group 1 Mortgage Loans” shall consist of the Group 1 Initial Mortgage Loans and the Group 1 Additional Mortgage Loans.  The “Group 2 Mortgage Loans” shall consist of the Group 2 Initial Mortgage Loans and the Group 2 Additional Mortgage Loans.  The “Mortgage Loans” shall consist of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans.

Available Funds:

For any Distribution Date, the sum (net of certain amounts reimbursable to the Master Servicer, Servicer, Subservicer, Seller, Trustee, Loan Performance Advisor, Custodian, Securities Administrator or Depositor) of (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related due period and received by the related determination date, after deduction of the Administrative Fees for such Distribution Date and any previously unpaid servicing fees collected during the related period (ii) unscheduled payments in respect of the Mortgage Loans (including full and partial prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases and substitutions), and (iii) payments from the Servicer in connection with advances and compensating interest in respect of prepayment interest shortfalls.

Interest Remittance Amount:

With respect to any Distribution Date, the Interest Remittance Amount is that portion of Available Funds attributable to interest received or advanced with respect to the Mortgage Loans and compensating interest paid by the Servicer with respect to the Mortgage Loans.

Interest Distributions:

The Interest Remittance Amount will be distributed to the certificates on each Distribution Date in the following priority:

1.

Concurrently,

(a) From the Interest Remittance Amount relating to the Group 1 Mortgage Loans, to the Class 1-A Certificates, current interest and any unpaid accrued interest for such class;

(b) From the Interest Remittance Amount relating to the Group 2 Mortgage Loans, to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, current interest and any unpaid accrued interest for each such class, pro rata based on each class’ entitlement;

provided, that if the Interest Remittance Amount for either group of mortgage loans is insufficient to make the related payments set forth in clause (a) or (b) above, as applicable, any Interest Remittance Amount relating to the other group of mortgage loans remaining after making the related payments set forth in clause (a) or (b) above, as applicable, will be available to cover such shortfall;

2.

From any remaining Interest Remittance Amount relating to the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, to the Class M Certificates, current interest for each such class, sequentially in ascending numerical order; and

3.

Any remaining Interest Remittance Amount relating to the Group 1 Mortgage Loans and the Group 2 Mortgage Loans will constitute part of the Net Monthly Excess Cashflow to be distributed as described herein.

Principal Remittance Amount:	With respect to any Distribution Date, the Principal Remittance Amount is that portion of Available Funds attributable to principal received or advanced with respect to the Mortgage Loans.
Principal Distributions:

Before the Stepdown Date, or if a Trigger Event exists, the Principal Remittance Amount (net of any overcollateralization release amount) will be distributed to the certificates on each Distribution Date in the following priority:

1.

Concurrently,

(a) From the remaining Principal Remittance Amount relating to the Group 1 Mortgage Loans, to the Class 1-A Certificates, until its certificate principal balance is reduced to zero;

(b) From the remaining Principal Remittance Amount relating to the Group 2 Mortgage Loans, to the Class 2-A Certificates (allocated among the classes of Class 2-A Certificates in the priority described below), until the certificate principal balance of each such class is reduced to zero;

2.

From any remaining Principal Remittance Amount relating to the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, to the Class M Certificates, sequentially in ascending numerical order, until the certificate principal balance of each such class is reduced to zero; and

3.

Any remaining Principal Remittance Amount relating to the Group 1 Mortgage Loans and the Group 2 Mortgage Loans will constitute part of Net Monthly Excess Cashflow to be distributed as described herein.

On and after the Stepdown Date, and if a Trigger Event does not exist, the Principal Remittance Amount (net of any overcollateralization release amount) will be distributed to the certificates on each Distribution Date in the following priority:

1.

Concurrently,

(a) From the remaining Principal Remittance Amount relating to the Group 1 Mortgage Loans, to the Class 1-A Certificates, the amount required for such class to reach its Target Credit Enhancement Percentage, until its certificate principal balance is reduced to zero;

(b) From the remaining Principal Remittance Amount relating to the Group 2 Mortgage Loans, to the Class 2-A Certificates (allocated among the classes of Class 2-A Certificates in the priority described below), the amount required for each such class to reach its respective Target Credit Enhancement Percentage, until the certificate principal balance of each such class is reduced to zero;

2.

From the remaining Principal Remittance Amount relating to the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, to the Class M Certificates, the amount required for each such class to reach its respective Target Credit Enhancement Percentage, sequentially in ascending numerical order, until the certificate principal balance of each such class is reduced to zero; and

3.

Any remaining Principal Remittance Amount relating to the Group 1 Mortgage Loans and the Group 2 Mortgage Loans will constitute part of the Net Monthly Excess Cashflow to be distributed as described herein.

With respect to the Class 2-A Certificates, all principal distributions will be distributed sequentially, to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

Provided, however, that if (i) the aggregate certificate principal balance of the Class A Certificates is greater than the aggregate principal balance of the Mortgage Loans and (ii) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the aggregate principal balance of the Group 2 Mortgage Loans, principal distributions to the classes of Class 2-A Certificates will be allocated concurrently, on a pro rata basis.

Notwithstanding the foregoing, if the certificate principal balance of the Class 1-A or the aggregate certificate principal balance of the Class 2-A Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed to the group of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such certificates.

Net Monthly Excess Cashflow:

Net Monthly Excess Cashflow for any Distribution Date is equal to the sum of (i) any overcollateralization release amount, (ii) any Interest Remittance Amount remaining after distributions made pursuant to clauses 1 and 2 in “Interest Distributions” herein, and (iii) any Principal Remittance Amount (net of any overcollateralization release amount) remaining after distributions made pursuant to clauses 1 and 2 in “Principal Distributions” herein.

Net Monthly Excess Cashflow Distributions:

Any Net Monthly Excess Cashflow will be distributed to the certificates (before any distributions made from the Cap Reserve Account) on each Distribution Date as follows:

1.

To the certificates to maintain the Overcollateralization Target Amount;

2.

Unpaid interest shortfalls, to the extent remaining after distribution of the Interest Remittance Amount for such Distribution Date, pro rata to the Class A Certificates based on the entitlement of each such class;

3.

Unpaid interest shortfalls, to the Class M Certificates, sequentially in ascending numerical order;

4.

Unpaid realized loss amounts, to the Class M Certificates, sequentially in ascending numerical order;

5.

After giving effect to amounts paid under the Yield Maintenance Agreement, unpaid Net WAC Rate Carryover Amounts, pro rata to the Class A Certificates based on the entitlement of each such class;

6.

After giving effect to amounts paid under the Yield Maintenance Agreement, unpaid Net WAC Rate Carryover Amounts, to the Class M Certificates, sequentially in ascending numerical order based on the entitlement of each such class; and

7.

As specified in the pooling and servicing agreement.

Pass-Through Rate:

For any Distribution Date and any class of Class A or Class M Certificates, the Pass-Through Rate will equal the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Rate for such Distribution Date.

Formula Rate:

For any Distribution Date and any class of Class A or Class M Certificates, the Formula Rate for each class of certificates is equal to the lesser of (x) one-month LIBOR plus the applicable margin and (ii) the related Maximum Cap Rate.

Coupon Step Up:

On the Distribution Date after the earliest date on which the optional clean-up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase to 1.5 times.

Maximum Cap Rate:

The Maximum Cap Rate for any Distribution Date and

(a) the Class 1-A Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 1 Mortgage Loans plus the sum of (x) an amount, expressed as a per annum rate, equal to the pro rata portion (based on the outstanding principal balance of the Group 1 Mortgage Loans) of any payments made pursuant to the Yield Maintenance Agreement divided by the outstanding principal balance of the Group 1 Mortgage Loans, multiplied by 12, and (y) an amount, expressed as a per annum rate, equal to the pro rata portion (based on the outstanding principal balance of the Group 1 Mortgage Loans) of any payments made pursuant to the Interest Rate Cap Agreement divided by the outstanding principal balance of the Group 1 Mortgage Loans, multiplied by 12;

(b) the Class 2-A Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group 2 Mortgage Loans plus the sum of (x) an amount, expressed as a per annum rate, equal to the pro rata portion (based on the outstanding principal balance of the Group 2 Mortgage Loans) of any payments made pursuant to the Yield Maintenance Agreement divided by the outstanding principal balance of the Group 2 Mortgage Loans, multiplied by 12, and (y) an amount, expressed as a per annum rate, equal to the pro rata portion (based on the outstanding principal balance of the Group 2 Mortgage Loans) of any payments made pursuant to the Interest Rate Cap Agreement divided by the outstanding principal balance of the Group 2 Mortgage Loans, multiplied by 12;

(c) the Class M Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each loan group the current aggregate certificate principal balance of the related Class A Certificates) of the Maximum Cap Rate for the Class 1-A Certificates and the Maximum Cap Rate for the Class 2-A Certificates.

Adjusted Net Mortgage Rate:	The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the loan rate minus the Administrative Fee Rate.
Administrative Fee Rate:

The sum of (i) the Servicer Fee Rate ([0.5000]% per annum), (ii) the Master Servicer Fee Rate ([0.0125]% per annum]), (iii) the Trustee Fee Rate ([0.0035]% per annum and (iv) the Loan Performance Advisor Fee Rate ([0.0150]% per annum).  The Administrative Fee Rate is expected to equal approximately [0.5310]% per annum.

Administrative Fees:	The sum of fees payable to (i) the Servicer, (ii) the Master Servicer, (iii) the Trustee and (iv) the Loan Performance Advisor.
Adjusted Net Maximum Mortgage Rate:	The Adjusted Net Maximum Mortgage Rate for each Mortgage Loan is equal to the maximum loan rate (or the loan rate in the case of any fixed-rate Mortgage Loan) minus the Administrative Fee Rate.
Net WAC Rate:

The Net WAC Rate for any Distribution Date and

(a) the Class 1-A Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 1 Mortgage Loans;

(b) the Class 2-A Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group 2 Mortgage Loans; and

(c) the Class M Certificates, will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related interest accrual period) equal to the weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each loan group the current aggregate certificate principal balance of the related Class A Certificates) of the Net WAC Rate for the Class 1-A Certificates and the Net WAC Rate for the Class 2-A Certificates.

Net WAC Rate Carryover Amount:

For any Distribution Date and any class of Class A and Class M Certificates, the Net WAC Rate Carryover Amount is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Formula Rate.  Any Net WAC Rate Carryover Amount will be distributed on such Distribution Date or future Distribution Dates to the extent of funds available from the Yield Maintenance Agreement, Interest Rate Cap Agreement and Net Monthly Excess Cashflow.

Yield Maintenance Agreement:

On or prior to the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with a counterparty (“the Yield Maintenance Agreement Counterparty”) for the benefit of the certificates.  The Yield Maintenance Agreement Counterparty will be obligated to make monthly payments to the Trustee on behalf of the trust when one-month LIBOR exceeds the related strike rate.  The Yield Maintenance Agreement will terminate after the Distribution Date in April 25, 2007 (see attached schedule).  Payments received from the Yield Maintenance Agreement will be deposited into the Net WAC Rate Carryover Reserve Account.

Net WAC Rate Carryover Reserve Account:

Amounts deposited in the Net WAC Rate Carrryover Reserve Account will be distributed as follows:

To the certificates, any related unpaid Net WAC Rate Carryover Amount distributed in the following order of priority:

(a) To the Class A Certificates, pro rata based on their respective Net WAC Rate Carryover Amounts; and

(b) To the Class M Certificates, sequentially in ascending numerical order.

Interest Rate Cap Agreement:

On or prior to the Closing Date, the Trustee will enter into an interest rate cap agreement (the “Interest Rate Cap Agreement”) with a counterparty (the “Cap Counterparty”) for the benefit of the certificates.  The Cap Counterparty will be obligated to make monthly payments to the Trustee on behalf of the trust when one-month LIBOR exceeds [3.75%].  The Interest Rate Cap Agreement will terminate after the Distribution Date in March 25, 2010 (see the attached schedule).  Payments received from the Interest Rate Cap Agreement will be deposited into the Cap Reserve Account.

Cap Reserve Account:

Amounts deposited in the Cap Reserve Account will be distributed to the certificates on each Distribution Date (after giving effect to all other distributions) as follows:

1.

To the certificates to maintain the Overcollateralization Target Amount;

2.

To pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date;

3.

To pay any unpaid interest on the Class M Certificates, including any accrued unpaid interest from a prior Distribution Date, sequentially in ascending numerical order;

4.

To pay the Net WAC Carryover Amount on the Class A Certificates remaining unpaid, in the same order of priority as described above in “Net WAC Rate Carrryover Reserve Account” herein;

5.

To pay the Net WAC Carryover Amount on the Class M Certificates remaining unpaid, in the same order of priority as described above in “Net WAC Rate Carrryover Reserve Account” herein;

6.

To pay any unpaid realized loss amounts, to the Class M Certificates, sequentially in ascending numerical order; and

7.

To be distributed as specified in the pooling and servicing agreement;

provided, however, that the aggregate amount distributed pursuant to clauses 1 and 7 above on such Distribution Date and all prior Distribution Dates will be subject to a maximum amount equal to the cumulative realized losses on the Mortgage Loans.

Overcollateralization Amount:

For any Distribution Date, the amount, if any, by which (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period exceeds (y) the aggregate certificate principal balance of the Class A, Class M and Class P Certificates after giving effect to distributions made on such Distribution Date.

Overcollateralization Target Amount:

Overcollateralization will be fully-funded at 0.80% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to 1.60% of the aggregate outstanding principal balance of the Mortgage Loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Overcollateralization Floor:	0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in November 2008 and (y) the first Distribution Date on which the Credit Enhancement Percentage of the Class A Certificates (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to 44.80%.

Credit Enhancement:	Excess Interest Overcollateralization Subordination Payments received under the Interest Rate Cap Agreement

Credit Enhancement Percentage:

The percentage obtained by dividing (x) the aggregate certificate principal balance of each class of certificates with a lower distribution priority by (y) the aggregate principal balance of the Mortgage Loans.

	Class	Initial Credit Enhancement Percentage	Target Credit Enhancement Percentage (On/After the Stepdown Date)
	A	22.40%	44.80%
	M-1	18.55%	37.10%
	M-2	15.00%	30.00%
	M-3	12.60%	25.20%
	M-4	10.85%	21.70%
	M-5	9.15%	18.30%
	M-6	7.65%	15.30%
	M-7	6.10%	12.20%
	M-8	4.95%	9.90%
	M-9	3.95%	7.90%
	M-10	3.40%	6.80%
	M-11	2.40%	4.80%
	M-12	0.80%	1.60%
Allocation of Losses:

Any realized losses on the Mortgage Loans on any Distribution Date will first be absorbed by the overcollateralization amount.  If on any Distribution Date as a result of realized losses on the Mortgage Loans, the aggregate certificate principal balance of the Class A and Class M Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, such excess will be allocated in the following order: Class M-12, Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates. There will be no allocation of realized losses on the Mortgage Loans to the Class A Certificates or the Class P Certificates. Investors in the Class A Certificates should note, however, that although realized losses cannot be allocated to such certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such certificates all principal and interest amounts to which they are then entitled. Once realized losses are allocated to the Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [34.60%] of the Credit Enhancement Percentage for the most senior class of certificates or (ii) the cumulative realized losses as a percentage of the aggregate principal balance of the mortgage loans as of the Cut-off Date are greater than:

Distribution Date Occurring In	Percentage
November 2007 through October 2008	[1.35%] for the first month, plus an additional 1/12th of [1.65%] for each month thereafter.
November 2008 through October 2009	[3.00%] for the first month, plus an additional 1/12th of [1.70%] for each month thereafter.
November 2009 through October 2010	[4.70%] for the first month, plus an additional 1/12th of [1.40%] for each month thereafter.
November 2010 through October 2011	[6.10%] for the first month, plus an additional 1/12th of [0.75%] for each month thereafter.
November 2011 through October 2012	[6.85%] for the first month, plus an additional 1/12th of [0.05%] for each month thereafter.
November 2012 and thereafter	[6.90%]

Yield Maintenance Agreement Schedule

Month	Notional Balance ($)	Strike Rate (%)
1	992,000,000	N/A
2	985,018,961	6.83%
3	976,025,434	6.61%
4	965,023,127	6.61%
5	952,027,514	7.31%
6	937,066,156	6.61%
7	920,179,023	6.83%
8	901,418,581	6.61%
9	880,849,578	6.83%
10	858,551,700	6.60%
11	834,985,651	6.60%
12	810,245,557	6.84%
13	786,172,679	6.64%
14	762,829,726	6.86%
15	740,191,765	6.63%
16	718,237,093	6.63%
17	696,944,681	7.34%
18	676,294,157	6.64%

Interest Rate Cap Agreement Schedule

Month	Notional Balance ($)	Strike Rate (%)	Month	Notional Balance ($)	Strike Rate (%)
1	0	3.75%	31	233,950,018	3.75%
2	0	3.75%	32	222,225,242	3.75%
3	0	3.75%	33	211,029,769	3.75%
4	0	3.75%	34	200,339,763	3.75%
5	0	3.75%	35	190,132,460	3.75%
6	0	3.75%	36	180,386,119	3.75%
7	0	3.75%	37	162,998,008	3.75%
8	0	3.75%	38	147,080,791	3.75%
9	0	3.75%	39	138,555,965	3.75%
10	0	3.75%	40	130,452,360	3.75%
11	0	3.75%	41	122,749,208	3.75%
12	0	3.75%	42	115,426,765	3.75%
13	0	3.75%	43	108,466,258	3.75%
14	0	3.75%	44	101,849,836	3.75%
15	0	3.75%	45	95,560,530	3.75%
16	0	3.75%	46	89,582,203	3.75%
17	0	3.75%	47	83,899,516	3.75%
18	0	3.75%	48	78,497,881	3.75%
19	464,037,825	3.75%	49	55,547,292	3.75%
20	441,930,585	3.75%	50	37,685,503	3.75%
21	420,820,013	3.75%	51	23,784,283	3.75%
22	402,453,915	3.75%	52	12,965,521	3.75%
23	384,841,906	3.75%	53	4,545,775	3.75%
24	367,953,111	3.75%
25	338,739,023	3.75%
26	311,694,733	3.75%
27	286,659,227	3.75%
28	272,555,654	3.75%
29	259,088,479	3.75%
30	246,229,053	3.75%

Bond Sensitivity Tables

To Call

Class 1-A

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.60	4.36	2.55	2.07	1.26	1.12	0.99
Mod Durn	12.59	3.70	2.31	1.91	1.21	1.08	0.96
Principal Window	1 - 346	1 - 162	1 - 93	1 - 77	1 - 30	1 - 27	1 - 25

Class 2-A-1

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	14.56	1.64	1.13	1.00	0.73	0.65	0.59
Mod Durn	10.44	1.57	1.09	0.97	0.71	0.64	0.58
Principal Window	1 - 261	1 - 36	1 - 25	1 - 23	1 - 16	1 - 14	1 - 12

Class 2-A-2

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.61	3.43	2.20	2.00	1.41	1.22	1.08
Mod Durn	14.41	3.17	2.08	1.90	1.36	1.18	1.05
Principal Window	261 - 284	36 - 48	25 - 29	23 - 26	16 - 19	14 - 17	12 - 15

Class 2-A-3

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.49	7.49	3.97	2.95	1.91	1.69	1.47
Mod Durn	15.60	6.25	3.58	2.73	1.82	1.62	1.41
Principal Window	284 - 346	48 - 160	29 - 92	26 - 75	19 - 27	17 - 25	15 - 22

Class 2-A-4

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.79	13.46	7.71	6.37	2.30	2.12	1.93
Mod Durn	16.11	10.05	6.48	5.51	2.17	2.01	1.84
Principal Window	346 - 346	160 - 162	92 - 93	75 - 77	27 - 29	25 - 27	22 - 25

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	5.16	4.97	3.09	2.89	2.46
Mod Durn	15.36	6.95	4.52	4.40	2.86	2.69	2.31
Principal Window	280 - 346	47 - 162	43 - 93	50 - 77	30 - 43	27 - 37	25 - 33

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	5.08	4.66	3.54	3.04	2.71
Mod Durn	15.32	6.94	4.45	4.15	3.25	2.82	2.53
Principal Window	280 - 346	47 - 162	41 - 93	45 - 77	43 - 43	37 - 37	33 - 33

Class M-3

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	5.04	4.50	3.53	2.98	2.70
Mod Durn	15.27	6.93	4.41	4.02	3.23	2.76	2.52
Principal Window	280 - 346	47 - 162	40 - 93	43 - 77	41 - 43	34 - 37	32 - 33

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	5.02	4.43	3.34	2.81	2.60
Mod Durn	15.08	6.89	4.38	3.94	3.07	2.61	2.43
Principal Window	280 - 346	47 - 162	39 - 93	42 - 77	39 - 43	33 - 37	30 - 33

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	5.00	4.38	3.20	2.72	2.50
Mod Durn	15.00	6.88	4.36	3.90	2.94	2.53	2.34
Principal Window	280 - 346	47 - 162	39 - 93	40 - 77	37 - 43	31 - 37	29 - 33

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	4.99	4.34	3.11	2.66	2.45
Mod Durn	14.91	6.86	4.34	3.86	2.86	2.48	2.29
Principal Window	280 - 346	47 - 162	38 - 93	40 - 77	35 - 43	30 - 37	28 - 33

Class M-7

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	4.98	4.31	3.02	2.61	2.40
Mod Durn	14.04	6.68	4.26	3.78	2.76	2.41	2.23
Principal Window	280 - 346	47 - 162	38 - 93	39 - 77	34 - 43	30 - 37	28 - 33

Class M-8

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	4.98	4.29	2.96	2.57	2.36
Mod Durn	13.81	6.63	4.24	3.74	2.70	2.37	2.18
Principal Window	280 - 346	47 - 162	38 - 93	38 - 77	33 - 43	29 - 37	27 - 33

Class M-9

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	4.96	4.27	2.93	2.56	2.34
Mod Durn	13.17	6.48	4.16	3.68	2.65	2.34	2.16
Principal Window	280 - 346	47 - 162	37 - 93	38 - 77	32 - 43	29 - 37	27 - 33

Class M-10

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	4.95	4.27	2.88	2.56	2.34
Mod Durn	12.31	6.29	4.08	3.62	2.58	2.31	2.14
Principal Window	280 - 346	47 - 162	37 - 93	38 - 77	32 - 43	29 - 37	27 - 33

Class M-11

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	8.67	4.95	4.25	2.88	2.51	2.30
Mod Durn	12.31	6.28	4.08	3.60	2.58	2.28	2.09
Principal Window	280 - 346	47 - 162	37 - 93	37 - 77	32 - 43	28 - 37	26 - 33

Class M-12

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.53	7.83	4.44	3.80	2.66	2.38	2.19
Mod Durn	12.27	5.88	3.74	3.28	2.40	2.17	2.01
Principal Window	280 - 346	47 - 159	37 - 91	37 - 75	31 - 43	28 - 37	26 - 33

Bond Sensitivity Tables

To Maturity

Class 1-A

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.64	4.71	2.81	2.30	1.26	1.12	0.99
Mod Durn	12.60	3.87	2.48	2.07	1.21	1.08	0.96
Principal Window	1 - 359	1 - 317	1 - 226	1 - 194	1 - 30	1 - 27	1 - 25

Class 2-A-1

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	14.56	1.64	1.13	1.00	0.73	0.65	0.59
Mod Durn	10.44	1.57	1.09	0.97	0.71	0.64	0.58
Principal Window	1 - 261	1 - 36	1 - 25	1 - 23	1 - 16	1 - 14	1 - 12

Class 2-A-2

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.61	3.43	2.20	2.00	1.41	1.22	1.08
Mod Durn	14.41	3.17	2.08	1.90	1.36	1.18	1.05
Principal Window	261 - 284	36 - 48	25 - 29	23 - 26	16 - 19	14 - 17	12 - 15

Class 2-A-3

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.49	7.49	3.97	2.95	1.91	1.69	1.47
Mod Durn	15.60	6.25	3.58	2.73	1.82	1.62	1.41
Principal Window	284 - 347	48 - 160	29 - 92	26 - 75	19 - 27	17 - 25	15 - 22

Class 2-A-4

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.43	17.96	10.92	9.06	2.30	2.12	1.93
Mod Durn	16.28	12.16	8.48	7.32	2.17	2.01	1.84
Principal Window	347 - 359	160 - 314	92 - 220	75 - 186	27 - 29	25 - 27	22 - 25

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.91	9.58	5.81	5.52	5.45	5.12	4.06
Mod Durn	15.39	7.37	4.93	4.78	4.66	4.48	3.62
Principal Window	280 - 358	47 - 289	43 - 191	50 - 162	30 - 126	27 - 105	25 - 90

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.90	9.56	5.71	5.19	4.88	3.75	3.46
Mod Durn	15.35	7.36	4.85	4.51	4.33	3.41	3.18
Principal Window	280 - 358	47 - 280	41 - 183	45 - 154	48 - 97	38 - 81	35 - 69

Class M-3

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.90	9.53	5.65	5.02	3.98	3.26	2.97
Mod Durn	15.30	7.34	4.80	4.37	3.60	3.00	2.75
Principal Window	280 - 357	47 - 270	40 - 173	43 - 146	41 - 91	34 - 76	32 - 64

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.90	9.50	5.60	4.93	3.69	3.08	2.81
Mod Durn	15.11	7.28	4.75	4.28	3.34	2.83	2.60
Principal Window	280 - 357	47 - 261	39 - 165	42 - 139	39 - 86	33 - 71	30 - 61

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.90	9.47	5.55	4.85	3.52	2.97	2.70
Mod Durn	15.03	7.25	4.71	4.22	3.20	2.73	2.51
Principal Window	280 - 356	47 - 253	39 - 158	40 - 133	37 - 82	31 - 68	29 - 58

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.90	9.42	5.51	4.78	3.41	2.89	2.63
Mod Durn	14.94	7.21	4.67	4.16	3.10	2.67	2.44
Principal Window	280 - 356	47 - 244	38 - 151	40 - 126	35 - 77	30 - 64	28 - 55

Class M-7

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.89	9.36	5.45	4.71	3.29	2.82	2.56
Mod Durn	14.06	6.98	4.54	4.04	2.97	2.58	2.36
Principal Window	280 - 355	47 - 234	38 - 143	39 - 119	34 - 72	30 - 60	28 - 51

Class M-8

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.88	9.27	5.38	4.63	3.19	2.75	2.49
Mod Durn	13.83	6.89	4.48	3.97	2.88	2.51	2.30
Principal Window	280 - 354	47 - 220	38 - 133	38 - 111	33 - 66	29 - 55	27 - 47

Class M-9

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.87	9.15	5.28	4.54	3.11	2.69	2.45
Mod Durn	13.18	6.69	4.36	3.86	2.79	2.45	2.25
Principal Window	280 - 353	47 - 207	37 - 123	38 - 102	32 - 60	29 - 50	27 - 43

Class M-10

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.86	9.02	5.19	4.46	3.01	2.66	2.42
Mod Durn	12.32	6.43	4.21	3.74	2.68	2.39	2.20
Principal Window	280 - 351	47 - 192	37 - 113	38 - 94	32 - 55	29 - 45	27 - 40

Class M-11

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.82	8.81	5.05	4.33	2.94	2.56	2.33
Mod Durn	12.32	6.34	4.13	3.65	2.62	2.31	2.12
Principal Window	280 - 350	47 - 183	37 - 107	37 - 88	32 - 51	28 - 43	26 - 37

Class M-12

Fixed	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.53	7.83	4.44	3.80	2.66	2.38	2.19
Mod Durn	12.27	5.88	3.74	3.28	2.40	2.17	2.01
Principal Window	280 - 346	47 - 159	37 - 91	37 - 75	31 - 43	28 - 37	26 - 33

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-Nov-05	4.63	4.63	41	25-Mar-09	4.40	4.27
2	25-Dec-05	2.43	2.30	42	25-Apr-09	3.99	3.87
3	25-Jan-06	2.28	1.98	43	25-May-09	4.15	4.03
4	25-Feb-06	2.28	1.91	44	25-Jun-09	3.99	3.84
5	25-Mar-06	2.71	2.33	45	25-Jul-09	4.13	3.97
6	25-Apr-06	2.27	1.73	46	25-Aug-09	3.97	3.78
7	25-May-06	2.42	1.90	47	25-Sep-09	3.96	3.76
8	25-Jun-06	2.26	1.68	48	25-Oct-09	4.10	3.91
9	25-Jul-06	2.41	1.79	49	25-Nov-09	3.91	3.63
10	25-Aug-06	2.25	1.67	50	25-Dec-09	4.03	3.70
11	25-Sep-06	2.25	1.64	51	25-Jan-10	3.86	3.45
12	25-Oct-06	2.40	1.78	52	25-Feb-10	3.83	3.38
13	25-Nov-06	2.27	1.62	53	25-Mar-10	4.27	3.86
14	25-Dec-06	2.41	1.75	54	25-Apr-10	3.80	3.30
15	25-Jan-07	2.25	1.56	55	25-May-10	3.95	3.47
16	25-Feb-07	2.24	1.53	56	25-Jun-10	3.80	3.29
17	25-Mar-07	2.68	2.00	57	25-Jul-10	3.94	3.45
18	25-Apr-07	2.23	1.50	58	25-Aug-10	3.79	3.27
19	25-May-07	2.60	2.40	59	25-Sep-10	3.79	3.26
20	25-Jun-07	2.44	2.24	60	25-Oct-10	3.95	3.46
21	25-Jul-07	2.57	2.36	61	25-Nov-10	3.79	3.27
22	25-Aug-07	2.42	2.20	62	25-Dec-10	3.94	3.43
23	25-Sep-07	2.41	2.19	63	25-Jan-11	3.78	3.24
24	25-Oct-07	4.12	3.93	64	25-Feb-11	3.78	3.23
25	25-Nov-07	3.94	3.73	65	25-Mar-11	4.21	3.74
26	25-Dec-07	4.02	3.82	66	25-Apr-11	3.77	3.23
27	25-Jan-08	3.82	3.59	67	25-May-11	3.91	3.40
28	25-Feb-08	3.76	3.54	68	25-Jun-11	3.76	3.21
29	25-Mar-08	4.01	3.81	69	25-Jul-11	3.90	3.37
30	25-Apr-08	3.86	3.79	70	25-Aug-11	3.75	3.18
31	25-May-08	3.96	3.90	71	25-Sep-11	3.74	3.17
32	25-Jun-08	3.77	3.69	72	25-Oct-11	3.89	3.36
33	25-Jul-08	3.87	3.80	73	25-Nov-11	3.73	3.17
34	25-Aug-08	3.68	3.59	74	25-Dec-11	3.88	3.34
35	25-Sep-08	3.64	3.54	75	25-Jan-12	3.73	3.15
36	25-Oct-08	4.10	4.05	76	25-Feb-12	3.72	3.14
37	25-Nov-08	3.93	3.84	77	25-Mar-12	4.01	3.48
38	25-Dec-08	4.06	3.95
39	25-Jan-09	3.94	3.80
40	25-Feb-09	3.96	3.80

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral plus payments received from the interest rate cap agreement, less total capped interest on the certificates before basis risk shortfall divided by (b) collateral balance as of the beginning period, times twelve.

Effective Available Funds Cap (“AFC”) for the Group 1 Certificates

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Nov-05	N/A	40	25-Feb-09	17.5623
2	25-Dec-05	19.8819	41	25-Mar-09	18.4234
3	25-Jan-06	19.8788	42	25-Apr-09	17.4397
4	25-Feb-06	19.8771	43	25-May-09	17.5614
5	25-Mar-06	19.8877	44	25-Jun-09	16.9791
6	25-Apr-06	19.8746	45	25-Jul-09	17.0825
7	25-May-06	19.8738	46	25-Aug-09	16.4978
8	25-Jun-06	19.8689	47	25-Sep-09	16.2553
9	25-Jul-06	19.8673	48	25-Oct-09	16.5520
10	25-Aug-06	19.8714	49	25-Nov-09	14.6133
11	25-Sep-06	19.8669	50	25-Dec-09	13.6643
12	25-Oct-06	19.8626	51	25-Jan-10	12.2647
13	25-Nov-06	19.8514	52	25-Feb-10	11.4050
14	25-Dec-06	19.8490	53	25-Mar-10	11.8056
15	25-Jan-07	19.8500	54	25-Apr-10	10.3293
16	25-Feb-07	19.8442	55	25-May-10	10.6520
17	25-Mar-07	19.8455	56	25-Jun-10	10.2861
18	25-Apr-07	19.8316	57	25-Jul-10	10.6060
19	25-May-07	18.2073	58	25-Aug-10	10.2416
20	25-Jun-07	17.7693	59	25-Sep-10	10.2194
21	25-Jul-07	17.7770	60	25-Oct-10	10.5597
22	25-Aug-07	17.3917	61	25-Nov-10	10.1967
23	25-Sep-07	17.2471	62	25-Dec-10	10.5134
24	25-Oct-07	18.9310	63	25-Jan-11	10.1518
25	25-Nov-07	18.3796	64	25-Feb-11	10.1294
26	25-Dec-07	18.3371	65	25-Mar-11	11.1898
27	25-Jan-08	17.7454	66	25-Apr-11	10.0987
28	25-Feb-08	17.7424	67	25-May-11	10.4120
29	25-Mar-08	18.2764	68	25-Jun-11	10.0535
30	25-Apr-08	18.6440	69	25-Jul-11	10.3653
31	25-May-08	18.8654	70	25-Aug-11	10.0083
32	25-Jun-08	18.4386	71	25-Sep-11	9.9857
33	25-Jul-08	18.5902	72	25-Oct-11	10.3094
34	25-Aug-08	18.1306	73	25-Nov-11	9.9541
35	25-Sep-08	17.9627	74	25-Dec-11	10.2625
36	25-Oct-08	19.3857	75	25-Jan-12	9.9087
37	25-Nov-08	18.5174	76	25-Feb-12	9.8861
38	25-Dec-08	18.3067	77	25-Mar-12	10.5436
39	25-Jan-09	17.7710

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the pro rata portion of the interest rate cap agreement and yield maintenance agreement. Assumes 1 month and 6 month LIBOR equal 20%.

Effective Available Funds Cap (“AFC”) for the Group 2 Certificates

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Nov-05	N/A	40	25-Feb-09	17.7403
2	25-Dec-05	19.9004	41	25-Mar-09	18.6212
3	25-Jan-06	19.8965	42	25-Apr-09	17.5946
4	25-Feb-06	19.8947	43	25-May-09	17.7629
5	25-Mar-06	19.9070	44	25-Jun-09	17.1743
6	25-Apr-06	19.8901	45	25-Jul-09	17.2861
7	25-May-06	19.8943	46	25-Aug-09	16.6950
8	25-Jun-06	19.8886	47	25-Sep-09	16.4526
9	25-Jul-06	19.8875	48	25-Oct-09	16.7416
10	25-Aug-06	19.8908	49	25-Nov-09	14.8278
11	25-Sep-06	19.8861	50	25-Dec-09	13.8859
12	25-Oct-06	19.8717	51	25-Jan-10	12.4790
13	25-Nov-06	19.8750	52	25-Feb-10	11.6192
14	25-Dec-06	19.8730	53	25-Mar-10	12.0427
15	25-Jan-07	19.8731	54	25-Apr-10	10.5304
16	25-Feb-07	19.8670	55	25-May-10	10.8758
17	25-Mar-07	19.8705	56	25-Jun-10	10.5026
18	25-Apr-07	19.8485	57	25-Jul-10	10.8296
19	25-May-07	18.2335	58	25-Aug-10	10.4578
20	25-Jun-07	17.7944	59	25-Sep-10	10.4353
21	25-Jul-07	17.8016	60	25-Oct-10	10.7714
22	25-Aug-07	17.4153	61	25-Nov-10	10.4066
23	25-Sep-07	17.2516	62	25-Dec-10	10.7302
24	25-Oct-07	19.0216	63	25-Jan-11	10.3614
25	25-Nov-07	18.4578	64	25-Feb-11	10.3388
26	25-Dec-07	18.4175	65	25-Mar-11	11.4214
27	25-Jan-08	17.8221	66	25-Apr-11	10.3005
28	25-Feb-08	17.8186	67	25-May-11	10.6238
29	25-Mar-08	18.3460	68	25-Jun-11	10.2582
30	25-Apr-08	18.7589	69	25-Jul-11	10.5765
31	25-May-08	18.9807	70	25-Aug-11	10.2124
32	25-Jun-08	18.5498	71	25-Sep-11	10.1895
33	25-Jul-08	18.7076	72	25-Oct-11	10.5126
34	25-Aug-08	18.2438	73	25-Nov-11	10.1537
35	25-Sep-08	18.0658	74	25-Dec-11	10.4684
36	25-Oct-08	19.5243	75	25-Jan-12	10.1077
37	25-Nov-08	18.6904	76	25-Feb-12	10.0846
38	25-Dec-08	18.4866	77	25-Mar-12	10.7554
39	25-Jan-09	17.9480

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the pro rata portion of the interest rate cap agreement and yield maintenance agreement. Assumes 1 month and 6 month LIBOR equal 20%.

Effective Available Funds Cap (“AFC”) for the Class M Certificates

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Nov-05	N/A	40	25-Feb-09	17.6512
2	25-Dec-05	19.8911	41	25-Mar-09	18.5222
3	25-Jan-06	19.8877	42	25-Apr-09	17.5171
4	25-Feb-06	19.8859	43	25-May-09	17.6620
5	25-Mar-06	19.8974	44	25-Jun-09	17.0766
6	25-Apr-06	19.8823	45	25-Jul-09	17.1842
7	25-May-06	19.8840	46	25-Aug-09	16.5963
8	25-Jun-06	19.8788	47	25-Sep-09	16.3539
9	25-Jul-06	19.8774	48	25-Oct-09	16.6467
10	25-Aug-06	19.8811	49	25-Nov-09	14.7205
11	25-Sep-06	19.8765	50	25-Dec-09	13.7751
12	25-Oct-06	19.8671	51	25-Jan-10	12.3718
13	25-Nov-06	19.8632	52	25-Feb-10	11.5121
14	25-Dec-06	19.8610	53	25-Mar-10	11.9242
15	25-Jan-07	19.8616	54	25-Apr-10	10.4299
16	25-Feb-07	19.8556	55	25-May-10	10.7640
17	25-Mar-07	19.8580	56	25-Jun-10	10.3945
18	25-Apr-07	19.8400	57	25-Jul-10	10.7180
19	25-May-07	18.2204	58	25-Aug-10	10.3499
20	25-Jun-07	17.7819	59	25-Sep-10	10.3276
21	25-Jul-07	17.7893	60	25-Oct-10	10.6658
22	25-Aug-07	17.4035	61	25-Nov-10	10.3020
23	25-Sep-07	17.2494	62	25-Dec-10	10.6221
24	25-Oct-07	18.9763	63	25-Jan-11	10.2570
25	25-Nov-07	18.4187	64	25-Feb-11	10.2344
26	25-Dec-07	18.3773	65	25-Mar-11	11.3060
27	25-Jan-08	17.7837	66	25-Apr-11	10.2000
28	25-Feb-08	17.7805	67	25-May-11	10.5184
29	25-Mar-08	18.3112	68	25-Jun-11	10.1564
30	25-Apr-08	18.7015	69	25-Jul-11	10.4715
31	25-May-08	18.9231	70	25-Aug-11	10.1109
32	25-Jun-08	18.4942	71	25-Sep-11	10.0882
33	25-Jul-08	18.6489	72	25-Oct-11	10.4117
34	25-Aug-08	18.1872	73	25-Nov-11	10.0546
35	25-Sep-08	18.0143	74	25-Dec-11	10.3662
36	25-Oct-08	19.4550	75	25-Jan-12	10.0090
37	25-Nov-08	18.6039	76	25-Feb-12	9.9861
38	25-Dec-08	18.3966	77	25-Mar-12	10.6504
39	25-Jan-09	17.8595

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and calculated based on the weighted average of the Effective Available Funds Cap for the Group 1 Certificates and the Group 2 Certificates. Assumes 1 month and 6 month LIBOR equal 20%.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 20% HEP for Fixed Rate Mortgages and

              100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity, 50% loss severity, 60% loss severity

(3) 12 month lag from default to loss,

(4) no overcollateralization stepdown, and

(5) trigger events are always in effect.

	Forward LIBOR
	40% Loss Severity		50% Loss Severity		60% Loss Severity
	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %
Class M-1	31.12	21.86%	22.78	22.35%	17.94	22.70%
Class M-2	24.31	18.68%	18.18	19.10%	14.50	19.39%
Class M-3	20.28	16.51%	15.37	16.88%	12.36	17.14%
Class M-4	17.59	14.92%	13.44	15.25%	10.88	15.48%
Class M-5	15.15	13.36%	11.68	13.66%	9.50	13.86%
Class M-6	13.10	11.96%	10.17	12.22%	8.30	12.39%
Class M-7	11.04	10.45%	8.62	10.66%	7.07	10.81%
Class M-8	9.57	9.30%	7.51	9.48%	6.17	9.60%
Class M-9	8.31	8.27%	6.55	8.43%	5.40	8.53%
Class M-10	7.65	7.71%	6.04	7.85%	4.99	7.95%
Class M-11	6.50	6.70%	5.16	6.83%	4.27	6.91%
Class M-12	5.06	5.37%	4.04	5.47%	3.37	5.56%

MORTGAGE LOANS

The Mortgage Loans primarily consist of fixed and adjustable rate, first lien mortgage loans described herein.  The obligations of the borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on an initial pool of loans originated through October 2005.  The final pool will total approximately $[1,000,000,000] (+/-10%) and the characteristics noted below are representative of the final pool, but subject to variances based on final delivery.

Encore Credit Receivables Trust 2005-4 Collateral Summary

Characteristics	Total Collateral Summary	Group 1 Collateral Summary	Group 2 Collateral Summary	Interest Only Collateral Summary

Current Balance	$842,655,513.46	$474,953,819.42	$367,701,694.04	$156,730,775.79
Number of Loans	3,931	2,465	1,466	567
Average Current Balance	$214,361.62	$192,679.03	$250,819.71	$276,421.12
Interest Only Loans	18.60%	18.64%	18.55%	100.00%
Fixed Rate Loans	20.18%	21.05%	19.04%	8.47%
Adjustable Rate Loans	79.82%	78.95%	80.96%	91.53%
W.A. Coupon	7.358%	7.349%	7.368%	6.839%
W.A. Margin	6.140%	6.113%	6.173%	6.013%
W.A. Maximum Rate	14.486%	14.469%	14.509%	13.866%
W.A. Initial Rate Adjustment Cap	2.772%	2.768%	2.777%	2.068%
W.A. Periodic Rate Adjustment Cap	1.972%	1.971%	1.974%	1.997%
W.A. Original LTV	79.00%	78.75%	79.32%	80.94%
W.A. Original Term	358	358	359	360
W.A. Remaining Term	357	357	358	359
W.A. FICO	619	619	620	669
Owner Occupied	95.87%	94.59%	97.51%	99.95%
Prepayment Penalty Percentage	74.73%	74.61%	74.89%	78.08%
First Lien Percentage	100.00%	100.00%	100.00%	100.00%
Top 5 States	CA(37.74%) FL(12.92%) IL(8.62%) VA(6.58%) NY(4.48%)	CA(33.75%) FL(14.61%) IL(9.79%) VA(5.90%) MD(4.37%)	CA (42.89%) FL (10.73%) VA (7.46%) IL (7.09%) NY (5.79%)	CA(50.89%) FL(9.31%) IL(8.33%) VA(7.89%) MD(4.63%)
Conforming By Balance Percentage	81.42%	100.00%	57.41%	68.46%

Four sets of tables follow.

The first set of tables is the Total Collateral.

The second set of tables is the Group 1 Collateral.

The third set of tables is the Group 2 Collateral.

The fourth set of tables is the Interest Only Collateral.

TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	14	$700,000.00	0.08%	591	43.84%	7.576%	100.00%
50,001 - 75,000	100	6,622,085.00	0.79	594	61.29	7.680	96.77
75,001 - 100,000	278	24,899,842.00	2.95	594	75.27	8.049	90.28
100,001 - 125,000	416	47,276,145.00	5.61	603	76.83	7.665	93.03
125,001 - 150,000	470	64,671,842.00	7.67	599	77.41	7.676	96.21
150,001 - 175,000	421	68,685,209.00	8.15	606	77.75	7.541	95.16
175,001 - 200,000	394	74,060,590.00	8.78	607	78.56	7.517	96.66
200,001 - 250,000	626	140,281,444.00	16.64	616	78.26	7.394	95.70
250,001 - 300,000	469	128,989,661.00	15.30	616	80.16	7.286	96.00
300,001 - 400,000	508	174,233,083.00	20.67	629	81.60	7.273	96.60
400,001 - 500,000	183	81,512,417.00	9.67	648	80.41	6.918	96.29
500,001 - 600,000	35	19,202,850.00	2.28	681	78.16	6.493	97.28
600,001 - 700,000	10	6,553,000.00	0.78	644	78.84	7.091	100.00
700,001 or greater	7	5,421,750.00	0.64	676	71.92	6.226	100.00
Total:	3,931	$843,109,918.00	100.00%	619	79.00%	7.358%	95.87%

REMAINING PRINCIPAL BALANCES

Remaining Principal Balance ($)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	14	$698,985.28	0.08%	591	43.84%	7.576%	100.00%
50,001 - 75,000	100	6,615,511.21	0.79	594	61.29	7.680	96.77
75,001 - 100,000	278	24,883,894.43	2.95	594	75.27	8.049	90.28
100,001 - 125,000	416	47,246,468.65	5.61	603	76.83	7.665	93.03
125,001 - 150,000	470	64,636,774.12	7.67	599	77.41	7.676	96.21
150,001 - 175,000	421	68,643,523.32	8.15	606	77.75	7.541	95.16
175,001 - 200,000	394	74,016,618.69	8.78	607	78.56	7.517	96.66
200,001 - 250,000	627	140,457,891.98	16.67	616	78.24	7.392	95.71
250,001 - 300,000	468	128,673,515.38	15.27	615	80.19	7.288	95.99
300,001 - 400,000	508	174,146,537.54	20.67	629	81.60	7.273	96.60
400,001 - 500,000	183	81,472,930.57	9.67	648	80.41	6.918	96.29
500,001 - 600,000	35	19,190,845.80	2.28	681	78.16	6.493	97.28
600,001 - 700,000	10	6,550,960.04	0.78	644	78.84	7.091	100.00
700,001 or greater	7	5,421,056.45	0.64	676	71.92	6.226	100.00
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

FICO SCORES

FICO Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
476 - 500	14	$3,151,012.66	0.37%	500	72.49%	8.594%	93.02%
501 - 525	286	51,810,520.95	6.15	514	70.92	8.472	99.38
526 - 550	452	89,909,953.73	10.67	538	73.05	8.088	98.42
551 - 575	534	106,289,499.16	12.61	563	77.18	7.834	98.99
576 - 600	565	111,977,109.53	13.29	587	80.27	7.529	99.20
601 - 625	549	112,270,796.65	13.32	613	80.82	7.230	97.94
626 - 650	481	105,731,786.13	12.55	637	82.10	7.135	95.13
651 - 675	346	78,217,307.91	9.28	663	80.90	6.930	89.57
676 - 700	277	65,443,995.87	7.77	687	81.39	6.804	92.22
701 - 725	177	49,060,523.49	5.82	712	82.80	6.681	92.87
726 - 750	130	36,201,195.31	4.30	736	79.58	6.478	88.37
751 - 775	77	22,222,910.24	2.64	762	80.27	6.655	94.04
776 - 800	35	8,629,083.33	1.02	785	76.24	6.534	88.75
801 - 825	8	1,739,818.50	0.21	807	65.33	6.252	89.83
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
61 - 120	4	$595,265.94	0.07%	643	56.93%	6.709%	100.00%
121 - 180	36	4,692,529.66	0.56	639	68.02	7.259	86.12
181 - 240	29	3,781,847.31	0.45	660	71.32	6.869	96.08
241 - 300	4	1,080,768.43	0.13	685	80.88	6.667	81.52
301 - 360	3,858	832,505,102.12	98.80	619	79.11	7.362	95.94
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

REMAINING TERM

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	40	$5,287,795.60	0.63%	639	66.77%	7.197%	87.68%
181 - 348	33	4,862,615.74	0.580	665	73.44	6.824	92.84
349 - 360	3,858	832,505,102.12	98.800	619	79.11	7.362	95.94
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

PROPERTY TYPES

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family Residential	3,145	$662,697,774.85	78.64%	616	78.99%	7.369%	97.08%

Detached PUD	293	70,100,134.04	8.32	614	80.96	7.321	97.25

Low-Rise Condo (1-4 Stories)	199	38,446,973.27	4.56	636	80.57	7.398	89.79

2 Family	106	27,482,281.98	3.26	666	73.47	6.844	84.52

Attached PUD	121	26,551,850.76	3.15	612	80.92	7.753	95.11

3 Family	35	9,448,970.58	1.12	667	72.30	6.868	80.15

High-Rise Condo (5+ Stories)	19	4,181,729.65	0.50	609	83.86	7.771	86.94

4 Family	13	3,745,798.33	0.44	652	67.55	7.326	56.33
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

OCCUPANCY STATUS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	3,749	$807,834,775.56	95.87%	617	79.04%	7.355%	100.00%
Non-Owner Occupied	170	32,286,653.13	3.83	668	77.54	7.399	0.00
Second Home	12	2,534,084.77	0.30	676	84.00	7.728	0.00
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

LOAN PURPOSE

Loan Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi-Cash Out	3,204	$690,488,494.87	81.94%	615	77.55%	7.293%	96.69%
Purchase	450	99,026,912.50	11.75	644	87.74	7.855	90.33
Refi-Rate/Term	277	53,140,106.09	6.31	628	81.60	7.274	95.56
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

ORIGINAL LOAN-TO-VALUE RATIO

Original Loan-to-Value Ratio (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	217	$32,984,714.41	3.91%	621	41.71%	7.108%	93.88%
50.01 - 60.00	271	52,330,575.63	6.21	604	56.20	7.110	96.35
60.01 - 70.00	559	117,863,154.70	13.99	598	66.65	7.199	97.71
70.01 - 80.00	1,054	233,783,385.82	27.74	610	77.55	7.219	95.24
80.01 - 90.00	1,362	305,353,855.92	36.24	623	87.27	7.444	94.50
90.01 - 100.00	468	100,339,826.98	11.91	660	95.87	7.814	99.73
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	11	$1,466,247.72	0.17%	584	90.13%	8.939%	100.00%
Arizona	113	19,849,391.47	2.36	604	78.04	7.321	95.50
Arkansas	10	1,257,671.69	0.15	642	83.90	7.489	91.01
California	1,142	318,023,317.94	37.74	630	74.63	6.963	95.45
Colorado	30	4,728,660.28	0.56	635	83.59	7.223	95.36
Connecticut	75	14,260,547.21	1.69	604	79.01	7.534	93.67
Delaware	7	1,279,163.90	0.15	612	84.88	8.307	100.00
Florida	620	108,837,282.33	12.92	607	80.08	7.495	95.53
Georgia	96	14,577,707.19	1.73	600	86.54	7.933	94.06
Hawaii	9	2,452,700.59	0.29	604	78.26	7.437	91.85
Idaho	4	628,654.63	0.07	647	86.00	7.281	100.00
Illinois	349	72,604,483.17	8.62	627	84.06	7.522	96.95
Indiana	40	5,334,415.02	0.63	610	86.67	7.714	96.57
Iowa	13	1,590,005.64	0.19	629	85.72	7.963	100.00
Kansas	2	$294,393.19	0.03	578	88.07	8.760	100.00
Kentucky	9	1,687,681.36	0.20	590	86.46	8.415	100.00
Louisiana	2	143,257.06	0.02	626	74.31	8.226	100.00
Maine	7	1,420,843.56	0.17	629	76.02	7.540	78.34
Maryland	158	34,777,543.85	4.13	614	79.32	7.571	97.26
Massachusetts	43	11,116,108.49	1.32	624	80.95	7.278	96.61
Michigan	142	20,040,831.85	2.38	607	86.31	7.750	96.56
Minnesota	61	11,047,882.94	1.31	621	81.59	7.318	95.71
Mississippi	6	1,100,719.81	0.13	620	88.16	7.840	84.19
Missouri	30	4,412,630.71	0.52	613	83.40	7.755	100.00
Montana	1	143,000.00	0.02	724	89.94	6.850	100.00
Nebraska	1	274,500.00	0.03	641	90.00	8.440	100.00
Nevada	54	11,600,448.25	1.38	604	79.80	7.455	97.71
New Hampshire	15	2,904,166.72	0.34	592	79.12	7.583	100.00
New Jersey	69	16,503,388.69	1.96	600	78.52	7.639	96.29
New Mexico	9	1,345,398.88	0.16	575	83.78	8.523	90.44
New York	135	37,728,660.11	4.48	642	80.17	7.470	93.42
North Carolina	39	5,589,773.33	0.66	609	86.31	7.915	100.00
North Dakota	1	150,000.00	0.02	519	66.08	7.850	100.00
Ohio	78	9,902,652.16	1.18	599	84.92	7.865	97.48
Oklahoma	6	652,081.79	0.08	642	85.86	7.264	100.00
Oregon	18	3,275,359.49	0.39	633	84.04	7.016	100.00
Pennsylvania	51	9,787,234.35	1.16	609	77.74	7.341	100.00
Rhode Island	17	3,494,639.38	0.41	601	75.64	7.677	100.00

TOTAL COLLATERAL
	GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONTINUED)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Carolina	24	$3,175,444.98	0.38%	605	86.42%	8.303%	100.00%
Tennessee	24	2,733,401.33	0.32	596	88.17	8.498	100.00
Texas	41	5,724,393.95	0.68	615	78.84	7.482	93.55
Utah	5	687,851.78	0.08	719	79.27	6.484	86.65
Washington	22	4,703,677.43	0.56	591	84.32	7.784	100.00
Virginia	261	55,448,332.96	6.58	607	83.22	7.775	97.52
West Virginia	20	3,015,258.20	0.36	583	81.23	8.331	96.11
Wisconsin	35	4,961,890.31	0.59	597	83.88	8.371	93.93
Wyoming	1	143,200.00	0.02	700	91.79	7.140	100.00
Washington DC	25	5,778,617.77	0.69	604	73.87	7.981	84.17
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%
Number of States Represented: 47 and District of Columbia

DOCUMENTATION TYPE

Documentation Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Income	1,632	$383,615,061.40	45.52%	626	78.98%	7.603%	94.97%

1 Yr Full Doc	1,070	219,378,829.32	26.03	618	78.20	7.047	97.26

2 Yr Full Doc	1,086	204,709,401.94	24.29	607	79.97	7.311	97.59

Full Doc - 12 Months Bank Statements	68	17,395,532.20	2.06	677	79.89	6.535	83.01

1 Yr Limited Doc	58	13,065,059.90	1.55	591	76.57	7.391	92.44

Full Doc - 24 Months Bank Statements	17	4,491,628.70	0.53	608	79.73	6.760	85.63
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

CURRENT MORTGAGE RATES

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or less	6	$1,955,858.99	0.23%	696	67.68%	4.944%	89.55%
5.001 - 5.500	31	9,149,193.47	1.09	701	66.09	5.352	100.00
5.501 - 6.000	241	65,590,834.38	7.78	682	71.82	5.894	99.15
6.001 - 6.500	480	120,464,057.10	14.30	661	74.63	6.315	96.65
6.501 - 7.000	725	163,983,727.49	19.46	631	77.93	6.800	95.57
7.001 - 7.500	612	128,758,814.22	15.28	623	82.73	7.303	93.67
7.501 - 8.000	812	162,270,853.89	19.26	598	82.04	7.794	95.56
8.001 - 8.500	402	77,009,689.69	9.14	588	82.52	8.284	94.73
8.501 - 9.000	354	68,087,890.25	8.08	569	81.14	8.773	96.85
9.001 - 9.500	136	22,465,757.51	2.67	564	80.91	9.255	97.79
9.501 - 10.000	92	15,826,563.74	1.88	546	75.81	9.821	97.74
10.001 - 10.500	24	4,093,544.51	0.49	538	72.94	10.224	100.00
10.501 - 11.000	8	1,655,620.64	0.20	527	70.20	10.860	77.95
11.001 - 11.500	7	1,029,879.08	0.12	546	57.21	11.308	100.00
11.501 - 12.000	1	313,228.50	0.04	508	55.00	11.990	100.00
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

MAXIMUM MORTGAGE RATES

Maximum Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	838	$170,016,955.73	20.18%	662	75.99%	6.835%	95.07%
11.501 - 12.000	6	1,955,858.99	0.23	696	67.68	4.944	89.550
12.001 - 12.500	32	9,419,879.41	1.12	699	66.96	5.390	100.00
12.501 - 13.000	138	36,225,840.72	4.30	664	73.94	5.866	97.61
13.001 - 13.500	283	72,279,510.53	8.58	645	74.87	6.324	97.48
13.501 - 14.000	535	125,441,480.63	14.89	623	78.87	6.813	96.10
14.001 - 14.500	500	110,384,837.79	13.10	619	82.88	7.309	94.02
14.501 - 15.000	682	141,605,636.45	16.80	595	82.03	7.795	96.27
15.001 - 15.500	356	69,684,532.92	8.27	586	82.72	8.288	94.65
15.501 - 16.000	321	63,765,285.19	7.57	567	80.98	8.778	97.13
16.001 - 16.500	119	20,305,777.74	2.41	560	80.36	9.253	97.55
16.501 - 17.000	81	14,477,644.63	1.72	546	75.17	9.820	97.53
17.001 - 17.500	24	4,093,544.51	0.49	538	72.94	10.224	100.00
17.501 - 18.000	8	1,655,620.64	0.20	527	70.20	10.860	77.95
18.001 - 18.500	7	1,029,879.08	0.12	546	57.21	11.308	100.00
18.501 - 19.000	1	313,228.50	0.04	508	55.00	11.990	100.00
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

GROSS MARGINS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	838	$170,016,955.73	20.18%	662	75.99%	6.835%	95.07%
3.501 - 4.000	20	4,037,280.00	0.48	630	84.22	7.451	100.00
4.001 - 4.500	184	36,713,366.22	4.36	624	83.51	7.417	95.06
4.501 - 5.000	7	1,665,675.19	0.20	648	95.09	7.778	100.00
5.001 - 5.500	1	238,000.00	0.03	747	85.00	5.390	100.00
5.501 - 6.000	1,804	413,584,006.13	49.08	625	80.79	7.238	95.39
6.001 - 6.500	73	12,422,737.79	1.47	656	98.56	8.057	100.00
6.501 - 7.000	999	202,769,804.47	24.06	569	75.61	7.980	97.25
7.001 - 7.500	1	189,000.00	0.02	680	90.00	7.400	100.00
7.501 - 8.000	3	857,530.42	0.10	585	80.44	7.848	100.00
8.501 - 9.000	1	161,157.51	0.02	553	75.00	8.765	100.00
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

MONTH OF NEXT RATE ADJUSTMENT

Months of Next Rate Adjustment (YYYY-M)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	838	$170,016,955.73	20.18%	662	75.99%	6.835%	95.07%
2006-02	1	227,686.09	0.03	735	80.00	7.890	0.00
2006-03	2	429,734.63	0.05	530	73.12	8.429	100.00
2006-04	2	687,000.00	0.08	580	66.98	6.970	100.00
2006-07	3	491,607.26	0.06	617	89.49	8.070	100.00
2006-08	7	1,436,340.73	0.17	589	71.96	7.859	88.55
2006-09	18	3,908,141.75	0.46	612	78.37	7.401	94.25
2006-10	39	9,359,155.00	1.11	605	79.98	7.579	100.00
2007-05	1	298,977.92	0.04	590	80.00	7.990	100.00
2007-06	14	3,346,519.51	0.40	604	88.79	7.653	100.00
2007-07	67	14,867,566.59	1.76	619	83.45	7.806	97.29
2007-08	415	90,352,350.73	10.72	599	80.14	7.484	92.91
2007-09	962	203,695,075.15	24.17	599	78.46	7.415	97.27
2007-10	1,014	217,903,261.07	25.86	608	79.54	7.555	96.62
2007-11	5	1,369,700.00	0.16	671	85.04	7.005	100.00
2008-06	2	562,889.24	0.07	638	92.06	8.305	100.00
2008-07	11	2,692,816.60	0.32	611	85.87	7.032	100.00
2008-08	54	12,460,576.61	1.48	611	84.56	7.901	99.39
2008-09	256	58,211,590.63	6.91	633	82.25	7.453	95.63
2008-10	186	41,801,175.00	4.96	633	80.55	7.475	97.88
2008-11	1	86,700.00	0.01	580	85.00	9.530	100.00
2010-07	1	125,676.49	0.01	613	76.36	6.800	100.00
2010-08	9	1,722,451.41	0.20	651	71.83	6.686	44.63
2010-09	11	3,039,315.32	0.36	668	73.36	6.658	46.63
2010-10	12	3,562,250.00	0.42	618	74.75	6.839	100.00
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,035	$212,920,107.21	25.27%	619	82.23%	7.667%	95.49%
6	3	999,920.75	0.12	638	76.48	7.599	79.48
12	247	60,834,931.52	7.22	619	78.26	7.560	93.76
24	1,655	350,774,262.28	41.63	602	78.58	7.413	96.96
36	991	217,126,291.70	25.77	649	76.73	6.908	95.15
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

PRODUCT TYPES

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
ARM 1/29	68	$15,359,244.74	1.82%	605	79.13%	7.579%	97.47%
ARM 2/28	1,680	317,492,829.59	37.68	589	79.49	7.776	95.73
ARM 2/28 Dual 40/20	429	112,971,627.80	13.41	589	77.47	7.315	94.53
ARM 2/28 /IO 60	341	94,475,071.70	11.21	665	81.39	6.828	100.00
ARM 2/28/IO 24	28	6,929,921.88	0.82	671	80.74	6.676	100.00
ARM 3/27	358	73,561,102.07	8.73	608	82.06	7.799	95.23
ARM 3/27 /IO 36	2	702,432.00	0.08	714	86.30	7.409	100.00
ARM 3/27 /IO 60	149	41,352,214.01	4.91	668	81.80	6.984	100.00
ARM 5/25	33	8,449,693.22	1.00	643	73.68	6.742	69.52
ARM 6 Month LIBOR	5	1,344,420.72	0.16	590	71.15	7.592	83.06
FR10	4	595,265.94	0.07	643	56.93	6.709	100.00
FR15	36	4,692,529.66	0.56	639	68.02	7.259	86.12
FR20	29	3,781,847.31	0.45	660	71.32	6.869	96.08
FR25	4	1,080,768.43	0.13	685	80.88	6.667	81.52
FR30	718	146,595,408.19	17.40	660	76.51	6.851	95.02
FR30 /IO 60	47	13,271,136.20	1.57	700	74.86	6.519	99.44
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

TOTAL COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	2,378	$537,584,356.48	63.80%	641	79.94%	7.026%	94.87%
AA100	116	21,378,880.10	2.54	668	99.87	8.070	100.00
AA95	3	388,864.26	0.05	596	94.54	8.114	100.00
A+	954	191,354,766.75	22.71	582	78.55	7.727	97.14
B	285	56,425,301.37	6.70	566	72.95	8.056	98.30
C	153	28,153,360.74	3.34	550	65.50	8.539	97.12
C-	42	7,369,983.76	0.87	546	58.64	9.952	100.00
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.358%	95.87%

GROUP 1 COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	6	$300,000.00	0.06%	605	45.15%	7.444%	100.00%
50,001 - 75,000	71	4,695,355.00	0.99	601	60.87	7.507	95.45
75,001 - 100,000	191	17,069,395.00	3.59	594	74.31	7.907	88.50
100,001 - 125,000	293	33,287,637.00	7.00	604	76.76	7.626	92.87
125,001 - 150,000	313	43,080,692.00	9.07	603	77.33	7.616	94.94
150,001 - 175,000	283	46,325,102.00	9.75	614	78.86	7.478	94.63
175,001 - 200,000	264	49,558,842.00	10.43	610	78.89	7.410	96.16
200,001 - 250,000	442	99,170,560.00	20.87	621	77.94	7.291	95.03
250,001 - 300,000	333	91,432,437.00	19.24	622	80.16	7.203	94.68
300,001 - 400,000	254	83,462,642.00	17.56	636	81.60	7.152	95.36
400,001 - 500,000	14	6,314,750.00	1.33	681	77.81	6.743	85.68
500,001 - 600,000	1	525,000.00	0.11	712	88.98	6.540	100.00
Total:	2,465	$475,222,412.00	100.00%	619	78.75%	7.349%	94.59%

REMAINING PRINCIPAL BALANCES

Remaining Principal Balance ($)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	6	$299,369.43	0.06%	605	45.15%	7.444%	100.00%
50,001 - 75,000	71	4,690,303.17	0.99	601	60.87	7.507	95.45
75,001 - 100,000	191	17,057,036.37	3.59	594	74.31	7.907	88.50
100,001 - 125,000	293	33,265,418.03	7.00	604	76.76	7.626	92.87
125,001 - 150,000	313	43,057,265.01	9.07	603	77.33	7.616	94.94
150,001 - 175,000	283	46,295,814.16	9.75	614	78.86	7.478	94.63
175,001 - 200,000	264	49,532,922.05	10.43	610	78.89	7.410	96.16
200,001 - 250,000	443	99,371,489.66	20.92	622	77.91	7.288	95.05
250,001 - 300,000	332	91,134,101.58	19.19	621	80.20	7.206	94.67
300,001 - 400,000	254	83,415,474.83	17.56	636	81.60	7.152	95.36
400,001 - 500,000	14	6,310,569.56	1.33	681	77.81	6.743	85.68
500,001 - 600,000	1	524,055.57	0.11	712	88.98	6.540	100.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

FICO SCORES

FICO Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
476 - 500	10	$2,122,224.35	0.45%	500	70.93%	9.087%	89.63%
501 - 525	181	31,492,965.98	6.63	514	72.41	8.527	100.00
526 - 550	268	47,554,317.53	10.01	538	73.76	8.201	97.81
551 - 575	308	55,484,965.40	11.68	563	77.38	7.852	99.40
576 - 600	349	62,949,475.09	13.25	588	80.55	7.529	99.25
601 - 625	338	63,774,363.99	13.43	613	81.18	7.188	97.38
626 - 650	333	68,008,296.51	14.32	638	81.98	7.133	94.59
651 - 675	225	44,901,499.32	9.45	663	80.34	6.929	84.79
676 - 700	191	40,157,838.59	8.46	687	80.11	6.717	89.39
701 - 725	103	21,639,451.41	4.56	713	79.57	6.666	88.32
726 - 750	87	20,779,500.34	4.38	737	77.92	6.436	87.42
751 - 775	46	10,998,237.18	2.32	762	75.87	6.301	92.01
776 - 800	22	4,616,365.23	0.97	787	71.26	6.209	78.96
801 - 825	4	474,318.50	0.10	803	41.24	6.118	62.68
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
61 - 120	4	$595,265.94	0.13%	643	56.93%	6.709%	100.00%
121 - 180	29	3,516,869.78	0.74	636	70.91	7.298	96.32
181 - 240	22	2,832,262.92	0.60	669	72.08	6.886	94.77
241 - 300	3	893,568.43	0.19	689	78.97	6.599	77.64
301 - 360	2,407	467,115,852.35	98.35	618	78.88	7.355	94.61
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

REMAINING TERM

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	33	$4,112,135.72	0.87%	637	68.89%	7.213%	96.85%
181 - 348	25	3,725,831.35	0.78	674	73.74	6.817	90.66
349 - 360	2,407	467,115,852.35	98.35	618	78.88	7.355	94.61
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

PROPERTY TYPES

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family Residential	1,980	$370,761,553.38	78.06%	615	78.83%	7.371%	96.26%

Detached PUD	169	36,310,540.61	7.65	617	81.44	7.328	96.06

Low-Rise Condo (1-4 Stories)	116	21,024,310.23	4.43	627	79.91	7.465	86.74

2 Family	79	19,551,480.31	4.12	672	73.71	6.776	83.42

Attached PUD	74	15,278,759.08	3.22	612	79.68	7.609	92.69

3 Family	29	7,885,314.02	1.66	668	72.98	6.865	76.21

4 Family	9	2,511,730.47	0.53	656	67.50	7.523	67.29

High-Rise Condo (5+ Stories)	9	1,630,131.32	0.34	618	82.08	7.900	66.51
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

OCCUPANCY STATUS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	2,324	$449,279,808.38	94.59%	616	78.73%	7.345%	100.00%
Non-Owner Occupied	131	23,715,026.27	4.99	672	78.88	7.415	0.00
Second Home	10	1,958,984.77	0.41	685	82.24	7.479	0.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

LOAN PURPOSE

Loan Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi-Cash Out	2,224	$432,706,403.71	91.10%	617	78.36%	7.342%	96.21%
Refi-Rate/Term	198	34,279,026.20	7.22	622	82.48	7.375	96.13
Purchase	43	7,968,389.51	1.68	690	84.18	7.634	0.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

ORIGINAL LOAN-TO-VALUE RATIO

Original Loan-to-Value Ratio(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	132	$18,591,503.17	3.91%	639	40.88%	6.910%	93.95%
50.01 - 60.00	162	28,177,651.62	5.93	612	56.03	7.105	94.57
60.01 - 70.00	357	69,259,919.74	14.58	606	66.46	7.198	97.95
70.01 - 80.00	657	126,534,418.61	26.64	607	77.45	7.317	93.22
80.01 - 90.00	913	184,227,758.88	38.79	623	87.16	7.433	93.08
90.01 - 100.00	244	48,162,567.40	10.14	651	95.59	7.644	99.45
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	6	$655,930.72	0.14%	611	89.96%	8.673%	100.00%
Arizona	78	13,432,563.38	2.83	613	78.74	7.213	95.09
Arkansas	8	1,089,472.04	0.23	646	81.79	7.350	89.62
California	677	160,318,656.49	33.75	632	73.04	6.990	93.82
Colorado	20	3,391,268.01	0.71	646	85.04	7.172	93.53
Connecticut	44	7,834,539.99	1.65	613	80.83	7.480	93.15
Delaware	4	610,968.97	0.13	630	87.23	8.240	100.00
Florida	416	69,395,026.53	14.61	606	80.51	7.483	95.23
Georgia	61	8,329,027.12	1.75	612	86.02	7.859	89.61
Hawaii	6	1,728,719.75	0.36	625	81.19	7.433	88.44
Idaho	4	628,654.63	0.13	647	86.00	7.281	100.00
Illinois	233	46,520,447.29	9.79	625	83.80	7.450	96.02
Indiana	26	3,145,371.74	0.66	599	83.99	7.573	94.18
Iowa	6	593,984.12	0.13	638	77.77	7.651	100.00
Kentucky	5	959,331.65	0.20	585	89.70	8.754	100.00
Louisiana	1	74,937.42	0.02	671	60.00	7.840	100.00
Maine	6	1,252,843.56	0.26	637	76.82	7.228	75.44
Maryland	101	20,733,138.69	4.37	613	79.16	7.436	96.42
Massachusetts	28	7,161,354.79	1.51	621	81.04	7.311	94.74
Michigan	99	14,281,666.76	3.01	608	86.09	7.596	95.17
Minnesota	43	7,752,822.10	1.63	619	80.75	7.214	95.45
Mississippi	4	896,820.75	0.19	630	90.37	7.736	80.60
Missouri	18	2,510,742.44	0.53	601	86.44	7.830	100.00
Montana	1	143,000.00	0.03	724	89.94	6.850	100.00
Nebraska	1	274,500.00	0.06	641	90.00	8.440	100.00
Nevada	33	6,969,616.46	1.47	614	83.13	7.373	96.18
New Hampshire	10	1,770,895.17	0.37	594	75.99	7.291	100.00
New Jersey	39	8,019,536.15	1.69	596	79.25	7.662	97.92
New Mexico	7	1,103,011.56	0.23	577	84.91	8.534	88.34
New York	67	16,443,579.32	3.46	641	77.41	7.311	88.07
North Carolina	18	2,862,528.31	0.60	616	87.95	7.842	100.00
North Dakota	1	150,000.00	0.03	519	66.08	7.850	100.00
Ohio	55	6,488,058.04	1.37	600	84.31	7.752	96.15
Oklahoma	2	193,327.61	0.04	636	76.82	6.615	100.00
Oregon	16	2,893,404.62	0.61	643	86.73	6.969	100.00
Pennsylvania	29	4,899,716.07	1.03	601	80.42	7.648	100.00
Rhode Island	12	2,723,233.01	0.57	613	78.34	7.869	100.00
South Carolina	11	1,432,075.83	0.30	619	85.87	8.294	100.00

GROUP 1 COLLATERAL
	GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONTINUED)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Tennessee	14	1,559,073.75	0.33%	592	88.84%	8.354%	100.00%
Texas	25	3,179,500.70	0.67	630	77.87	7.140	88.39
Utah	4	512,851.78	0.11	731	77.61	6.431	82.10
Washington	18	3,821,843.58	0.80	605	86.43	7.600	100.00
Virginia	157	28,011,178.57	5.90	595	81.34	7.761	95.40
West Virginia	10	1,539,424.09	0.32	581	80.10	8.830	100.00
Wisconsin	26	3,636,859.29	0.77	598	84.00	8.321	91.71
Wyoming	1	143,200.00	0.03	700	91.79	7.140	100.00
Washington DC	14	2,885,116.57	0.61	568	72.25	8.180	87.35
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%
Number of States Represented: 46 and District of Columbia

DOCUMENTATION TYPE

Documentation Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Income	955	$202,952,946.04	42.73%	624	78.11%	7.555%	92.75%

1 Yr Full Doc	702	129,185,503.90	27.20	618	77.88	7.092	96.43

2 Yr Full Doc	716	123,285,536.63	25.96	609	80.65	7.354	97.22

Full Doc - 12 Months Bank Statements	42	9,677,042.19	2.04	675	81.05	6.473	79.93

1 Yr Limited Doc	39	7,697,172.69	1.62	591	77.17	7.324	91.33

Full Doc - 24 Months Bank Statements	11	2,155,617.97	0.45	586	78.59	7.148	85.72
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

CURRENT MORTGAGE RATES

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or less	4	$1,129,235.19	0.24%	669	64.21%	4.994%	81.89%
5.001 - 5.500	17	3,537,901.55	0.74	717	67.73	5.362	100.00
5.501 - 6.000	152	35,052,379.19	7.38	689	69.23	5.900	99.37
6.001 - 6.500	319	68,221,902.91	14.36	665	74.39	6.317	96.25
6.501 - 7.000	486	97,210,101.08	20.47	635	78.55	6.807	94.11
7.001 - 7.500	386	75,067,521.85	15.81	620	82.64	7.296	90.98
7.501 - 8.000	511	93,296,954.91	19.64	596	82.01	7.786	94.16
8.001 - 8.500	237	41,539,213.77	8.75	580	82.19	8.278	93.38
8.501 - 9.000	200	35,137,076.97	7.40	561	80.26	8.770	96.63
9.001 - 9.500	77	11,526,243.52	2.43	550	77.54	9.249	98.21
9.501 - 10.000	50	8,660,642.35	1.82	540	75.39	9.856	97.32
10.001 - 10.500	15	2,596,770.64	0.55	527	76.18	10.194	100.00
10.501 - 11.000	4	947,996.41	0.20	528	65.42	10.892	61.50
11.001 - 11.500	7	1,029,879.08	0.22	546	57.21	11.308	100.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

MAXIMUM MORTGAGE RATES

Maximum Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	565	$99,990,559.37	21.05%	660	75.32%	6.882%	94.07%
11.501 - 12.000	4	1,129,235.19	0.24	669	64.21	4.994	81.89
12.001 - 12.500	18	3,808,587.49	0.80	711	69.76	5.455	100.00
12.501 - 13.000	92	21,437,166.88	4.51	674	72.47	5.910	97.54
13.001 - 13.500	186	40,545,567.29	8.54	651	75.29	6.325	97.93
13.501 - 14.000	351	72,654,569.02	15.30	628	79.77	6.820	94.22
14.001 - 14.500	307	62,936,192.93	13.25	615	82.58	7.304	91.25
14.501 - 15.000	418	80,363,715.41	16.92	592	82.08	7.785	94.68
15.001 - 15.500	205	36,641,923.68	7.71	576	82.38	8.287	93.41
15.501 - 16.000	180	32,427,187.83	6.83	559	80.11	8.774	97.00
16.001 - 16.500	67	10,225,954.70	2.15	549	76.92	9.243	97.98
16.501 - 17.000	46	8,218,513.50	1.73	540	75.03	9.854	97.18
17.001 - 17.500	15	2,596,770.64	0.55	527	76.18	10.194	100.00
17.501 - 18.000	4	947,996.41	0.20	528	65.42	10.892	61.50
18.001 - 18.500	7	1,029,879.08	0.22	546	57.21	11.308	100.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROSS MARGINS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	565	$99,990,559.37	21.05%	660	75.32%	6.882%	94.07%
3.501 - 4.000	17	3,460,280.00	0.73	632	83.46	7.372	100.00
4.001 - 4.500	127	25,458,854.41	5.36	628	83.90	7.357	94.30
4.501 - 5.000	6	1,266,675.19	0.27	640	95.13	7.616	100.00
5.001 - 5.500	1	238,000.00	0.05	747	85.00	5.390	100.00
5.501 - 6.000	1,091	222,043,511.36	46.75	624	80.54	7.189	93.82
6.001 - 6.500	27	4,763,763.86	1.00	638	96.98	7.788	100.00
6.501 - 7.000	628	117,050,517.72	24.64	570	76.07	8.031	96.10
7.001 - 7.500	1	189,000.00	0.04	680	90.00	7.400	100.00
7.501 - 8.000	1	331,500.00	0.07	606	85.00	7.688	100.00
8.501 - 9.000	1	161,157.51	0.03	553	75.00	8.765	100.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

MONTH OF NEXT RATE ADJUSTMENT

Months of Next Rate Adjustment (YYYY-M)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	565	$99,990,559.37	21.05%	660	75.32%	6.882%	94.07%
2006-02	1	227,686.09	0.05	735	80.00	7.890	0.00
2006-04	1	240,000.00	0.05	560	63.66	8.515	100.00
2006-07	3	491,607.26	0.10	617	89.49	8.070	100.00
2006-08	5	937,177.50	0.20	587	72.51	8.354	82.45
2006-09	10	1,868,585.59	0.39	620	81.54	7.506	87.97
2006-10	24	5,064,775.00	1.07	596	80.64	7.476	100.00
2007-05	1	298,977.92	0.06	590	80.00	7.990	100.00
2007-06	9	1,759,238.78	0.37	605	87.61	7.434	100.00
2007-07	46	9,335,972.93	1.97	617	84.79	7.674	95.69
2007-08	271	52,679,751.21	11.09	603	80.91	7.553	90.52
2007-09	586	113,449,247.81	23.89	599	78.18	7.442	96.71
2007-10	612	118,868,766.51	25.03	606	78.83	7.467	94.98
2007-11	2	425,400.00	0.09	643	87.10	7.606	100.00
2008-06	1	163,889.24	0.03	552	85.00	8.340	100.00
2008-07	7	1,485,237.14	0.31	627	89.40	7.473	100.00
2008-08	33	7,067,101.15	1.49	607	83.18	7.723	98.93
2008-09	147	31,143,006.94	6.56	626	83.10	7.412	95.83
2008-10	115	23,859,897.00	5.02	631	80.65	7.513	96.81
2008-11	1	86,700.00	0.02	580	85.00	9.530	100.00
2010-07	1	125,676.49	0.03	613	76.36	6.800	100.00
2010-08	8	1,337,208.73	0.28	627	74.87	6.858	57.49
2010-09	10	2,744,606.76	0.58	672	72.91	6.724	51.64
2010-10	6	1,302,750.00	0.27	638	71.74	6.543	100.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	636	$120,597,823.02	25.39%	616	81.77%	7.593%	94.06%
6	2	544,920.75	0.11	713	81.88	7.502	62.34
12	151	34,653,376.50	7.30	621	78.53	7.534	91.75
24	1,027	193,796,863.36	40.80	602	78.38	7.426	95.99
36	649	125,360,835.79	26.39	647	76.47	6.945	93.89
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

PRODUCT TYPES

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
ARM 1/29	42	$8,362,145.35	1.76%	602	80.45%	7.616%	95.34%
ARM 2/28	1,033	183,078,416.17	38.55	589	79.44	7.734	94.33
ARM 2/28 Dual 40/20	246	55,321,776.30	11.65	591	76.97	7.353	91.49
ARM 2/28 /IO 60	229	54,249,940.81	11.42	658	80.38	6.804	100.00
ARM 2/28 /IO 24	20	4,367,221.88	0.92	670	83.81	6.802	100.00
ARM 3/27	206	41,283,643.48	8.69	610	82.74	7.747	94.83
ARM 3/27 /IO 36	1	303,432.00	0.06	767	74.92	6.250	100.00
ARM 3/27 /IO 60	96	22,018,755.99	4.64	653	81.54	7.025	100.00
ARM 5/25	25	5,510,241.98	1.16	652	73.18	6.716	65.60
ARM 6 Month LIBOR	2	467,686.09	0.10	645	71.61	8.211	51.32
FR10	4	595,265.94	0.13	643	56.93	6.709	100.00
FR15	29	3,516,869.78	0.74	636	70.91	7.298	96.32
FR20	22	2,832,262.92	0.60	669	72.08	6.886	94.77
FR25	3	893,568.43	0.19	689	78.97	6.599	77.64
FR30	473	84,571,395.70	17.81	658	76.06	6.896	93.64
FR30 /IO 60	34	7,581,196.60	1.60	697	71.30	6.578	99.02
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 1 COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,499	$299,028,870.36	62.96%	642	79.87%	7.005%	93.40%
AA100	43	7,761,830.48	1.63	658	99.94	7.842	100.00
AA95	2	303,864.26	0.06	598	94.41	8.065	100.00
A+	626	115,316,774.49	24.28	585	78.46	7.721	95.66
B	171	30,678,739.01	6.46	566	73.36	8.065	98.57
C	95	16,802,418.46	3.54	551	66.31	8.594	97.08
C-	29	5,061,322.36	1.07	546	59.79	9.960	100.00
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%
Total:	2,465	$474,953,819.42	100.00%	619	78.75%	7.349%	94.59%

GROUP 2 COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	8	$400,000.00	0.11%	581	42.86%	7.674%	100.00%
50,001 - 75,000	29	1,926,730.00	0.52	577	62.31	8.099	100.00
75,001 - 100,000	87	7,830,447.00	2.13	594	77.36	8.359	94.18
100,001 - 125,000	123	13,988,508.00	3.80	601	77.01	7.757	93.42
125,001 - 150,000	157	21,591,150.00	5.87	591	77.57	7.797	98.73
150,001 - 175,000	138	22,360,107.00	6.08	588	75.46	7.673	96.24
175,001 - 200,000	130	24,501,748.00	6.66	603	77.88	7.735	97.66
200,001 - 250,000	184	41,110,884.00	11.17	602	79.04	7.643	97.30
250,001 - 300,000	136	37,557,224.00	10.21	601	80.15	7.488	99.21
300,001 - 400,000	254	90,770,441.00	24.67	623	81.61	7.384	97.75
400,001 - 500,000	169	75,197,667.00	20.44	645	80.63	6.933	97.18
500,001 - 600,000	34	18,677,850.00	5.08	681	77.86	6.491	97.20
600,001 - 700,000	10	6,553,000.00	1.78	644	78.84	7.091	100.00
700,001 or greater	7	5,421,750.00	1.47	676	71.92	6.226	100.00
Total:	1,466	$367,887,506.00	100.00%	620	79.32%	7.368%	97.51%

REMAINING PRINCIPAL BALANCES

Remaining Principal Balance ($)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	8	$399,615.85	0.11%	581	42.86%	7.674%	100.00%
50,001 - 75,000	29	1,925,208.04	0.52	577	62.31	8.099	100.00
75,001 - 100,000	87	7,826,858.06	2.13	594	77.36	8.359	94.18
100,001 - 125,000	123	13,981,050.62	3.80	601	77.01	7.757	93.42
125,001 - 150,000	157	21,579,509.11	5.87	591	77.57	7.797	98.73
150,001 - 175,000	138	22,347,709.16	6.08	588	75.46	7.673	96.24
175,001 - 200,000	130	24,483,696.64	6.66	603	77.88	7.735	97.66
200,001 - 250,000	184	41,086,402.32	11.17	602	79.04	7.643	97.30
250,001 - 300,000	136	37,539,413.80	10.21	601	80.15	7.488	99.21
300,001 - 400,000	254	90,731,062.71	24.68	623	81.61	7.384	97.75
400,001 - 500,000	169	75,162,361.01	20.44	645	80.63	6.933	97.18
500,001 - 600,000	34	18,666,790.23	5.08	681	77.86	6.491	97.20
600,001 - 700,000	10	6,550,960.04	1.78	644	78.84	7.091	100.00
700,001 or greater	7	5,421,056.45	1.47	676	71.92	6.226	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

FICO SCORES

FICO Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
476 - 500	4	$1,028,788.31	0.28%	500	75.71%	7.577%	100.00%
501 - 525	105	20,317,554.97	5.53	514	68.60	8.386	98.42
526 - 550	184	42,355,636.20	11.52	538	72.24	7.961	99.11
551 - 575	226	50,804,533.76	13.82	563	76.97	7.813	98.54
576 - 600	216	49,027,634.44	13.33	586	79.91	7.529	99.15
601 - 625	211	48,496,432.66	13.19	613	80.35	7.284	98.68
626 - 650	148	37,723,489.62	10.26	637	82.33	7.140	96.09
651 - 675	121	33,315,808.59	9.06	663	81.67	6.932	96.01
676 - 700	86	25,286,157.28	6.88	688	83.43	6.943	96.72
701 - 725	74	27,421,072.08	7.46	712	85.34	6.694	96.47
726 - 750	43	15,421,694.97	4.19	735	81.82	6.536	89.64
751 - 775	31	11,224,673.06	3.05	762	84.57	7.002	96.03
776 - 800	13	4,012,718.10	1.09	783	81.97	6.908	100.00
801 - 825	4	1,265,500.00	0.34	808	74.36	6.302	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	7	$1,175,659.88	0.32%	647	59.39%	7.143%	55.61%
181 - 240	7	949,584.39	0.26	634	69.02	6.819	100.00
241 - 300	1	187,200.00	0.05	664	90.00	6.990	100.00
301 - 360	1,451	365,389,249.77	99.37	620	79.41	7.370	97.64
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

REMAINING TERM

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or less	7	$1,175,659.88	0.32%	647	59.39%	7.143%	55.61%
181 - 348	8	1,136,784.39	0.31	639	72.48	6.848	100.00
349 - 360	1,451	365,389,249.77	99.37	620	79.41	7.370	97.64
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

PROPERTY TYPES

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family Residential	1,165	$291,936,221.47	79.39%	618	79.18%	7.366%	98.11%

Detached PUD	124	33,789,593.43	9.19	612	80.44	7.312	98.53

Low-Rise Condo (1-4 Stories)	83	17,422,663.04	4.74	648	81.36	7.317	93.48

Attached PUD	47	11,273,091.68	3.07	613	82.60	7.948	98.40

2 Family	27	7,930,801.67	2.16	652	72.88	7.013	87.24

High-Rise Condo (5+ Stories)	10	2,551,598.33	0.69	603	85.00	7.689	100.00

3 Family	6	1,563,656.56	0.43	664	68.87	6.886	100.00

4 Family	4	1,234,067.86	0.34	643	67.64	6.925	34.03
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

OCCUPANCY STATUS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	1,425	$358,554,967.18	97.51%	619	79.44%	7.366%	100.00%
Non-Owner Occupied	39	8,571,626.86	2.33	660	73.84	7.353	0.00
Second Home	2	575,100.00	0.16	646	90.00	8.577	0.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

LOAN PURPOSE

Loan Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi-Cash Out	980	$257,782,091.16	70.11%	612	76.19%	7.209%	97.48%
Purchase	407	91,058,522.99	24.76	640	88.05	7.875	98.23
Refi-Rate/Term	79	18,861,079.89	5.13	639	80.01	7.089	94.51
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

ORIGINAL LOAN-TO-VALUE RATIO

Original Loan-to-Value Ratio(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	85	$14,393,211.24	3.91%	598	42.78%	7.363%	93.80%
50.01 - 60.00	109	24,152,924.01	6.57	595	56.39	7.117	98.41
60.01 - 70.00	202	48,603,234.96	13.22	588	66.92	7.200	97.37
70.01 - 80.00	397	107,248,967.21	29.17	614	77.67	7.104	97.61
80.01 - 90.00	449	121,126,097.04	32.94	624	87.44	7.460	96.67
90.01 - 100.00	224	52,177,259.58	14.19	670	96.13	7.971	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	5	$810,317.00	0.22%	562	90.27%	9.155%	100.00%
Arizona	35	6,416,828.09	1.75	585	76.57	7.548	96.37
Arkansas	2	168,199.65	0.05	615	97.60	8.385	100.00
California	465	157,704,661.45	42.89	628	76.24	6.936	97.10
Colorado	10	1,337,392.27	0.36	607	79.92	7.353	100.00
Connecticut	31	6,426,007.22	1.75	593	76.78	7.600	94.30
Delaware	3	668,194.93	0.18	595	82.74	8.368	100.00
Florida	204	39,442,255.80	10.73	608	79.30	7.517	96.04
Georgia	35	6,248,680.07	1.70	585	87.24	8.032	100.00
Hawaii	3	723,980.84	0.20	554	71.29	7.446	100.00
Illinois	116	26,084,035.88	7.09	632	84.53	7.649	98.60
Indiana	14	2,189,043.28	0.60	627	90.52	7.916	100.00
Iowa	7	996,021.52	0.27	624	90.46	8.149	100.00
Kansas	2	294,393.19	0.08	578	88.07	8.760	100.00
Kentucky	4	728,349.71	0.20	597	82.20	7.967	100.00
Louisiana	1	68,319.64	0.02	576	90.00	8.650	100.00
Maine	1	168,000.00	0.05	568	70.00	9.865	100.00
Maryland	57	14,044,405.16	3.82	617	79.55	7.770	98.48
Massachusetts	15	3,954,753.70	1.08	631	80.79	7.217	100.00
Michigan	43	5,759,165.09	1.57	605	86.86	8.131	100.00
Minnesota	18	3,295,060.84	0.90	626	83.58	7.561	96.31
Mississippi	2	203,899.06	0.06	574	78.46	8.297	100.00
Missouri	12	1,901,888.27	0.52	629	79.39	7.655	100.00
Nevada	21	4,630,831.79	1.26	590	74.78	7.580	100.00
New Hampshire	5	1,133,271.55	0.31	589	84.00	8.040	100.00
New Jersey	30	8,483,852.54	2.31	604	77.84	7.618	94.75
New Mexico	2	242,387.32	0.07	568	78.68	8.475	100.00
New York	68	21,285,080.79	5.79	643	82.31	7.592	97.55
North Carolina	21	2,727,245.02	0.74	602	84.59	7.992	100.00
Ohio	23	3,414,594.12	0.93	597	86.08	8.079	100.00
Oklahoma	4	458,754.18	0.12	645	89.67	7.537	100.00
Oregon	2	381,954.87	0.10	555	63.64	7.377	100.00
Pennsylvania	22	4,887,518.28	1.33	618	75.06	7.034	100.00
Rhode Island	5	771,406.37	0.21	559	66.13	7.002	100.00
South Carolina	13	1,743,369.15	0.47	594	86.88	8.310	100.00
Tennessee	10	1,174,327.58	0.32	601	87.27	8.690	100.00
Texas	16	2,544,893.25	0.69	597	80.05	7.910	100.00
Utah	1	175,000.00	0.05	682	84.13	6.640	100.00

GROUP 2 COLLATERAL
	GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONTINUED)

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Washington	4	881,833.85	0.24%	531	75.15%	8.580%	100.00%
Virginia	104	27,437,154.39	7.46	620	85.14	7.789	99.69
West Virginia	10	1,475,834.11	0.40	586	82.40	7.810	92.06
Wisconsin	9	1,325,031.02	0.36	593	83.54	8.507	100.00
Washington DC	11	2,893,501.20	0.79	640	75.48	7.783	81.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%
Number of States Represented: 42 and District of Columbia

DOCUMENTATION TYPE

Documentation Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Income	677	$180,662,115.36	49.13%	627	79.96%	7.656%	97.46%

1 Yr Full Doc	368	90,193,325.42	24.53	617	78.65	6.984	98.46

2 Yr Full Doc	370	81,423,865.31	22.14	604	78.93	7.246	98.16

Full Doc - 12 Months Bank Statements	26	7,718,490.01	2.10	678	78.45	6.612	86.88

1 Yr Limited Doc	19	5,367,887.21	1.46	590	75.71	7.486	94.02

Full Doc - 24 Months Bank Statements	6	2,336,010.73	0.64	628	80.78	6.402	85.55
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

CURRENT MORTGAGE RATES

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or less	2	$826,623.80	0.22%	732	72.42%	4.875%	100.00%
5.001 - 5.500	14	5,611,291.92	1.53	691	65.06	5.346	100.00
5.501 - 6.000	89	30,538,455.19	8.31	675	74.80	5.886	98.89
6.001 - 6.500	161	52,242,154.19	14.21	654	74.95	6.313	97.18
6.501 - 7.000	239	66,773,626.41	18.16	625	77.03	6.789	97.71
7.001 - 7.500	226	53,691,292.37	14.60	627	82.86	7.312	97.44
7.501 - 8.000	301	68,973,898.98	18.76	600	82.08	7.804	97.47
8.001 - 8.500	165	35,470,475.92	9.65	598	82.90	8.291	96.30
8.501 - 9.000	154	32,950,813.28	8.96	577	82.08	8.776	97.08
9.001 - 9.500	59	10,939,513.99	2.98	578	84.45	9.262	97.35
9.501 - 10.000	42	7,165,921.39	1.95	553	76.32	9.779	98.26
10.001 - 10.500	9	1,496,773.87	0.41	557	67.31	10.276	100.00
10.501 - 11.000	4	707,624.23	0.19	526	76.59	10.818	100.00
11.501 - 12.000	1	313,228.50	0.09	508	55.00	11.990	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

MAXIMUM MORTGAGE RATES

Maximum Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	273	$70,026,396.36	19.04%	665	76.95%	6.767%	96.50%
11.501 - 12.000	2	826,623.80	0.22	732	72.42	4.875	100.00
12.001 - 12.500	14	5,611,291.92	1.53	691	65.06	5.346	100.00
12.501 - 13.000	46	14,788,673.84	4.02	648	76.08	5.801	97.70
13.001 - 13.500	97	31,733,943.24	8.63	637	74.35	6.322	96.91
13.501 - 14.000	184	52,786,911.61	14.36	617	77.64	6.803	98.69
14.001 - 14.500	193	47,448,644.86	12.90	625	83.28	7.316	97.70
14.501 - 15.000	264	61,241,921.04	16.66	597	81.96	7.809	98.35
15.001 - 15.500	151	33,042,609.24	8.99	597	83.09	8.289	96.03
15.501 - 16.000	141	31,338,097.36	8.52	575	81.87	8.783	97.27
16.001 - 16.500	52	10,079,823.04	2.74	571	83.84	9.263	97.12
16.501 - 17.000	35	6,259,131.13	1.70	553	75.35	9.776	98.00
17.001 - 17.500	9	1,496,773.87	0.41	557	67.31	10.276	100.00
17.501 - 18.000	4	707,624.23	0.19	526	76.59	10.818	100.00
18.501 - 19.000	1	313,228.50	0.09	508	55.00	11.990	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROSS MARGINS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	273	$70,026,396.36	19.04%	665	76.95%	6.767%	96.50%
3.501 - 4.000	3	577,000.00	0.16	618	88.82	7.920	100.00
4.001 - 4.500	57	11,254,511.81	3.06	616	82.61	7.554	96.77
4.501 - 5.000	1	399,000.00	0.11	674	94.96	8.290	100.00
5.501 - 6.000	713	191,540,494.77	52.09	626	81.07	7.295	97.22
6.001 - 6.500	46	7,658,973.93	2.08	667	99.54	8.225	100.00
6.501 - 7.000	371	85,719,286.75	23.31	566	75.00	7.910	98.81
7.501 - 8.000	2	526,030.42	0.14	572	77.56	7.950	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

MONTH OF NEXT RATE ADJUSTMENT

Months of Next Rate Adjustment (YYYY-M)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	273	$70,026,396.36	19.04%	665	76.95%	6.767%	96.50%
2006-03	2	429,734.63	0.12	530	73.12	8.429	100.00
2006-04	1	447,000.00	0.12	590	68.77	6.140	100.00
2006-08	2	499,163.23	0.14	594	70.92	6.929	100.00
2006-09	8	2,039,556.16	0.55	605	75.46	7.304	100.00
2006-10	15	4,294,380.00	1.17	615	79.22	7.701	100.00
2007-06	5	1,587,280.73	0.43	603	90.10	7.897	100.00
2007-07	21	5,531,593.66	1.50	621	81.20	8.028	100.00
2007-08	144	37,672,599.52	10.25	594	79.06	7.387	96.25
2007-09	376	90,245,827.34	24.54	598	78.80	7.381	97.97
2007-10	402	99,034,494.56	26.93	610	80.39	7.660	98.58
2007-11	3	944,300.00	0.26	684	84.11	6.734	100.00
2008-06	1	399,000.00	0.11	674	94.96	8.290	100.00
2008-07	4	1,207,579.46	0.33	590	81.52	6.488	100.00
2008-08	21	5,393,475.46	1.47	615	86.37	8.135	100.00
2008-09	109	27,068,583.69	7.36	640	81.28	7.500	95.40
2008-10	71	17,941,278.00	4.88	636	80.42	7.425	99.30
2010-08	1	385,242.68	0.10	735	61.27	6.090	0.00
2010-09	1	294,708.56	0.08	631	77.63	6.040	0.00
2010-10	6	2,259,500.00	0.61	606	76.48	7.009	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	399	$92,322,284.19	25.11%	622	82.83%	7.763%	97.36%
6	1	455,000.00	0.12	548	70.00	7.715	100.00
12	96	26,181,555.02	7.12	616	77.89	7.594	96.43
24	628	156,977,398.92	42.69	601	78.83	7.396	98.16
36	342	91,765,455.91	24.96	651	77.09	6.856	96.86
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

PRODUCT TYPES

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
ARM 1/29	26	$6,997,099.39	1.90%	610	77.55%	7.535%	100.00%
ARM 2/28	647	134,414,413.42	36.56	588	79.56	7.834	97.64
ARM 2/28 Dual 40/20	183	57,649,851.50	15.68	587	77.96	7.278	97.45
ARM 2/28 /IO 60	112	40,225,130.89	10.94	675	82.74	6.859	100.00
ARM 2/28/ IO 24	8	2,562,700.00	0.70	673	75.52	6.461	100.00
ARM 3/27	152	32,277,458.59	8.78	604	81.17	7.864	95.76
ARM 3/27 /IO 36	1	399,000.00	0.11	674	94.96	8.290	100.00
ARM 3/27 /IO 60	53	19,333,458.02	5.26	685	82.09	6.938	100.00
ARM 5/25	8	2,939,451.24	0.80	625	74.60	6.792	76.87
ARM 6 Month LIBOR	3	876,734.63	0.24	560	70.90	7.262	100.00
FR15	7	1,175,659.88	0.32	647	59.39	7.143	55.61
FR20	7	949,584.39	0.26	634	69.02	6.819	100.00
FR25	1	187,200.00	0.05	664	90.00	6.990	100.00
FR30	245	62,024,012.49	16.87	662	77.12	6.788	96.89
FR30 /IO 60	13	5,689,939.60	1.55	705	79.61	6.440	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

GROUP 2 COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	879	$238,555,486.12	64.88%	640	80.02%	7.053%	96.72%
AA100	73	13,617,049.62	3.70	674	99.83	8.199	100.00
AA95	1	85,000.00	0.02	587	94.97	8.290	100.00
A+	328	76,037,992.26	20.68	577	78.69	7.737	99.38
B	114	25,746,562.36	7.00	566	72.47	8.045	97.97
C	58	11,350,942.28	3.09	549	64.31	8.457	97.18
C-	13	2,308,661.40	0.63	546	56.13	9.934	100.00
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%
Total:	1,466	$367,701,694.04	100.00%	620	79.32%	7.368%	97.51%

INTEREST ONLY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	2	$145,600.00	0.09%	654	80.00%	7.761%	48.90%
75,001 - 100,000	5	428,000.00	0.27	620	72.58	7.721	100.00
100,001 - 125,000	23	2,614,571.00	1.67	657	74.47	6.892	100.00
125,001 - 150,000	42	5,819,510.00	3.71	642	81.29	7.163	100.00
150,001 - 175,000	45	7,368,142.00	4.70	646	79.56	7.072	100.00
175,001 - 200,000	47	8,811,118.00	5.62	652	81.97	6.983	100.00
200,001 - 250,000	107	24,324,520.00	15.52	660	79.51	6.928	100.00
250,001 - 300,000	90	25,003,155.00	15.95	661	81.12	6.896	100.00
300,001 - 400,000	133	45,518,703.00	29.04	672	82.23	6.821	100.00
400,001 - 500,000	49	22,021,309.00	14.05	687	81.45	6.744	100.00
500,001 - 600,000	16	8,760,900.00	5.59	709	81.97	6.441	100.00
600,001 - 700,000	3	2,028,500.00	1.29	700	88.44	6.833	100.00
700,001 or greater	5	3,908,000.00	2.49	682	69.49	6.132	100.00
Total:	567	$156,752,028.00	100.00%	669	80.94%	6.839%	99.95%

REMAINING PRINCIPAL BALANCES

Remaining Principal Balance ($)	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	2	$145,600.00	0.09%	654	80.00%	7.761%	48.90%
75,001 - 100,000	5	427,954.85	0.27	620	72.58	7.721	100.00
100,001 - 125,000	23	2,614,112.12	1.67	657	74.47	6.892	100.00
125,001 - 150,000	42	5,819,001.43	3.71	642	81.29	7.163	100.00
150,001 - 175,000	45	7,367,876.31	4.70	646	79.56	7.072	100.00
175,001 - 200,000	47	8,810,944.05	5.62	652	81.97	6.983	100.00
200,001 - 250,000	108	24,569,118.96	15.68	661	79.35	6.919	100.00
250,001 - 300,000	89	24,750,680.75	15.79	660	81.29	6.905	100.00
300,001 - 400,000	133	45,507,637.86	29.04	672	82.23	6.821	100.00
400,001 - 500,000	49	22,020,989.67	14.05	687	81.45	6.744	100.00
500,001 - 600,000	16	8,760,359.79	5.59	709	81.97	6.441	100.00
600,001 - 700,000	3	2,028,500.00	1.29	700	88.44	6.833	100.00
700,001 or greater	5	3,908,000.00	2.49	682	69.49	6.132	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

INTEREST ONLY COLLATERAL

FICO SCORES

FICO Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
551 – 575	4	$946,000.00	0.60%	565	75.46%	7.629%	100.00%
576 – 600	41	8,215,947.48	5.24	589	78.60	7.043	100.00
601 - 625	105	25,913,523.63	16.53	613	80.03	7.057	100.00
626 - 650	117	31,352,548.76	20.00	638	82.26	7.048	100.00
651 - 675	89	23,601,669.87	15.06	663	82.83	6.963	100.00
676 - 700	76	21,809,234.26	13.92	688	82.84	6.727	99.66
701 - 725	55	19,373,708.43	12.36	712	82.43	6.580	100.00
726 - 750	43	13,915,660.38	8.88	736	78.16	6.403	100.00
751 - 775	25	7,769,306.00	4.96	761	76.87	6.553	100.00
776 - 800	11	3,337,676.98	2.13	787	74.58	6.526	100.00
801 - 825	1	495,500.00	0.32	804	45.05	5.240	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

REMAINING TERM

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

INTEREST ONLY COLLATERAL

PROPERTY TYPES

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family Residential	418	$116,524,210.11	74.35%	669	81.04%	6.831%	99.94%

Detached PUD	59	15,850,969.95	10.11	663	81.13	6.760	100.00

Low-Rise Condo (1-4 Stories)	43	10,316,906.52	6.58	675	81.66	6.997	100.00

2 Family	20	6,498,393.51	4.15	689	75.30	6.558	100.00

Attached PUD	21	5,425,795.70	3.46	657	85.23	7.310	100.00

3 Family	4	1,308,500.00	0.83	702	76.25	6.484	100.00

4 Family	1	500,000.00	0.32	683	68.97	6.400	100.00

High-Rise Condo (5+ Stories)	1	306,000.00	0.20	601	90.00	8.440	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

OCCUPANCY STATUS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	566	$156,656,375.79	99.95%	669	80.94%	6.838%	100.00%
Non Owner	1	74,400.00	0.05	683	80.00	7.340	0.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

INTEREST ONLY COLLATERAL

LOAN PURPOSE

Loan Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi-Cash Out	459	$126,981,379.26	81.02%	667	79.86%	6.755%	99.94%
Purchase	62	17,551,678.89	11.20	684	87.00	7.431	100.00
Refi-Rate/Term	46	12,197,717.64	7.78	669	83.37	6.854	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

ORIGINAL LOAN-TO-VALUE RATIO

Original Loan-to-Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or less	20	$4,684,685.05	2.99%	692	46.11%	6.208%	100.00%
50.01 - 60.00	35	9,186,490.68	5.86	688	56.31	6.190	100.00
60.01 - 70.00	56	15,096,864.60	9.63	664	66.56	6.381	100.00
70.01 - 80.00	139	40,208,150.06	25.65	669	77.82	6.485	99.81
80.01 - 90.00	242	66,646,546.64	42.52	663	87.55	7.028	100.00
90.01 - 100.00	75	20,908,038.76	13.34	681	94.84	7.671	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

INTEREST ONLY COLLATERAL

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Arizona	17	$3,643,389.39	2.32%	655	76.54%	6.645%	100.00%
California	251	79,764,166.17	50.89	679	77.75	6.521	100.00
Colorado	4	781,250.00	0.50	705	87.60	6.856	100.00
Connecticut	2	384,900.00	0.25	643	91.72	7.664	100.00
Florida	66	14,593,888.90	9.31	647	83.24	6.999	100.00
Georgia	12	2,067,899.71	1.32	625	86.18	7.332	100.00
Idaho	2	344,500.00	0.22	638	89.48	7.682	100.00
Illinois	51	13,057,226.60	8.33	658	83.94	7.237	100.00
Indiana	4	560,150.00	0.36	647	83.27	7.177	86.72
Maryland	24	7,260,956.74	4.63	660	81.63	7.099	100.00
Massachusetts	7	1,833,500.00	1.17	665	86.66	7.342	100.00
Michigan	11	2,017,697.54	1.29	659	86.73	7.189	100.00
Minnesota	15	$3,039,773.86	1.94	662	86.55	7.001	100.00
Missouri	5	817,566.26	0.52	657	83.79	7.342	100.00
Nebraska	1	274,500.00	0.18	641	90.00	8.440	100.00
Nevada	11	2,436,550.00	1.55	656	83.62	6.883	100.00
New Hampshire	2	455,950.00	0.29	637	91.17	7.617	100.00
New Jersey	5	1,182,200.00	0.75	646	79.69	7.037	100.00
New York	15	4,958,671.00	3.16	676	80.31	7.102	100.00
North Carolina	2	624,250.00	0.40	660	92.55	6.960	100.00
Ohio	1	114,300.00	0.07	596	90.00	6.990	100.00
Oklahoma	1	117,000.00	0.07	621	90.00	7.250	100.00
Oregon	3	576,050.00	0.37	650	86.95	6.543	100.00
Pennsylvania	2	414,000.00	0.26	664	88.31	6.970	100.00
Rhode Island	2	533,493.51	0.34	661	78.65	7.333	100.00
South Carolina	2	465,500.00	0.30	602	78.52	7.173	100.00
Texas	1	316,082.06	0.20	649	90.00	7.450	100.00
Utah	1	134,100.00	0.09	720	90.00	6.290	100.00
Washington	3	683,249.14	0.44	686	91.77	6.926	100.00
Virginia	41	12,360,264.91	7.89	675	88.52	7.534	100.00
Wisconsin	1	280,000.00	0.18	598	80.00	7.900	100.00
Washington DC	2	637,750.00	0.41	672	78.39	7.294	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%
Number of States Represented: 31 and District of Columbia

INTEREST ONLY COLLATERAL

DOCUMENTATION TYPE

Documentation Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Income	278	$79,082,445.26	50.46%	674	82.35%	7.120%	100.00%

1 Yr Full Doc	141	39,766,207.27	25.37	668	78.29	6.457	99.81

2 Yr Full Doc	123	30,998,298.79	19.78	657	80.88	6.642	100.00

Full Doc - 12 Months Bank Statements	16	4,414,324.47	2.82	689	84.24	6.744	100.00

1 Yr Limited Doc	8	2,096,500.00	1.34	651	70.69	6.668	100.00

Full Doc - 24 Months Bank Statements	1	373,000.00	0.24	666	84.77	6.240	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

CURRENT MORTGAGE RATES

Current Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or less	2	$741,840.99	0.47%	735	69.79%	4.990%	100.00%
5.001 - 5.500	16	5,318,509.60	3.39	722	66.16	5.343	100.00
5.501 - 6.000	55	17,462,391.71	11.14	697	74.03	5.861	100.00
6.001 - 6.500	124	36,567,315.06	23.33	677	75.33	6.305	100.00
6.501 - 7.000	154	41,674,813.95	26.59	662	81.22	6.807	100.00
7.001 - 7.500	96	25,954,438.70	16.56	655	87.06	7.315	99.71
7.501 - 8.000	75	18,198,570.56	11.61	655	88.69	7.804	100.00
8.001 - 8.500	30	6,935,687.71	4.43	652	89.52	8.237	100.00
8.501 - 9.000	14	3,408,857.51	2.17	658	90.99	8.687	100.00
9.501 - 10.000	1	468,350.00	0.30	679	95.00	9.540	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

INTEREST ONLY COLLATERAL

MAXIMUM MORTGAGE RATES

Maximum Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	47	$13,271,136.20	8.47%	700	74.86%	6.519%	99.44%
11.501 - 12.000	2	741,840.99	0.47	735	69.79	4.990	100.00
12.001 - 12.500	17	5,555,009.60	3.54	721	67.07	5.388	100.00
12.501 - 13.000	48	14,799,963.99	9.44	690	74.08	5.845	100.00
13.001 - 13.500	104	30,465,585.06	19.44	670	75.83	6.316	100.00
13.501 - 14.000	143	39,160,685.47	24.99	662	81.98	6.812	100.00
14.001 - 14.500	91	24,987,788.70	15.94	654	87.09	7.318	100.00
14.501 - 15.000	72	17,351,570.56	11.07	654	88.65	7.803	100.00
15.001 - 15.500	28	6,519,987.71	4.16	653	89.17	8.229	100.00
15.501 - 16.000	14	3,408,857.51	2.17	658	90.99	8.687	100.00
16.501 - 17.000	1	468,350.00	0.30	679	95.00	9.540	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

GROSS MARGINS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	47	$13,271,136.20	8.47%	700	74.86%	6.519%	99.44%
3.501 - 4.000	3	741,500.00	0.47	676	80.20	7.021	100.00
4.001 - 4.500	27	5,658,476.60	3.61	650	82.08	7.245	100.00
4.501 - 5.000	1	399,000.00	0.25	674	94.96	8.290	100.00
5.001 - 5.500	1	238,000.00	0.15	747	85.00	5.390	100.00
5.501 - 6.000	411	116,700,834.36	74.46	674	81.54	6.804	100.00
6.501 - 7.000	75	19,201,328.63	12.25	627	80.67	7.109	100.00
7.001 - 7.500	1	189,000.00	0.12	680	90.00	7.400	100.00
7.501 - 8.000	1	331,500.00	0.21	606	85.00	7.688	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

INTEREST ONLY COLLATERAL

MONTH OF NEXT RATE ADJUSTMENT

Months of Next Rate Adjustment (YYYY-M)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	47	$13,271,136.20	8.47%	700	74.86%	6.519%	99.44%
2007-06	3	508,750.00	0.32	659	86.68	6.303	100.00
2007-07	13	3,523,932.71	2.25	673	86.13	7.190	100.00
2007-08	54	14,845,221.12	9.47	646	81.25	6.881	100.00
2007-09	163	44,275,035.02	28.25	662	81.25	6.787	100.00
2007-10	135	37,728,054.73	24.07	675	81.00	6.812	100.00
2007-11	1	524,000.00	0.33	731	79.39	5.900	100.00
2008-06	1	399,000.00	0.25	674	94.96	8.290	100.00
2008-07	2	394,000.00	0.25	640	82.47	7.355	100.00
2008-08	11	2,856,716.93	1.82	645	83.65	7.155	100.00
2008-09	79	22,841,864.08	14.57	668	81.56	6.871	100.00
2008-10	58	15,563,065.00	9.93	676	81.65	7.095	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	127	$34,353,491.05	21.92%	661	83.40%	7.275%	100.00%
12	36	10,342,339.30	6.60	671	78.05	6.828	100.00
24	243	66,560,008.20	42.47	667	81.22	6.722	100.00
36	161	45,474,937.24	29.01	679	79.31	6.682	99.84
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

INTEREST ONLY COLLATERAL

PRODUCT TYPES

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
ARM 2/28 /IO 60	341	$94,475,071.70	60.28%	665	81.39%	6.828%	100.00%
ARM 2/28 /IO 24	28	6,929,921.88	4.42	671	80.74	6.676	100.00
ARM 3/27 /IO 36	2	702,432.00	0.45	714	86.30	7.409	100.00
ARM 3/27 /IO 60	149	41,352,214.01	26.38	668	81.80	6.984	100.00
FR30 /IO 60	47	13,271,136.20	8.47	700	74.86	6.519	99.44
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	475	$133,242,951.78	85.01%	676	81.00%	6.784%	99.94%
A+	79	20,590,105.84	13.14	628	81.30	7.107	100.00
B	13	2,897,718.17	1.85	636	75.22	7.453	100.00
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%
Total:	567	$156,730,775.79	100.00%	669	80.94%	6.839%	99.95%

CSFB Contacts

Banking
Boris Grinberg	(212) 325-4375
Elton Wells	(212) 325-5023
Sean Walker	(212) 325-4310
Kevin Collins	(212) 538-2596

Structuring
Carrina Chan	(212) 325-2384

Collateral
Kashif Gilani	(212) 325-8697
David Steinberg	(212) 325-2774

ABS Syndicate
Tricia Hazelwood	(212) 325-8549
Melissa Simmons	(212) 325-8549
Jim Drvostep	(212) 325-8549
Garrett Smith	(212) 325-8549

Rating Agency Contacts

Standard & Poor’s
Sharif Mahdavian	(212) 438-2412
Rasool Alizadeh	(212) 438-3136

Moody’s
Wioletta Frankowicz	(201) 915-8743
James Huang	(212) 553-2935

DBRS
Quincy Tang	(212) 806-3256
Benjamin Chen	(212) 806-3234